SEI SELECT VARIABLE ANNUITY
LINCOLN LIFE VARIABLE ANNUITY ACCOUNT T
INDIVIDUAL VARIABLE ANNUITY CONTRACT

Home Office:
Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnRetirement.com

This Prospectus describes the individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (LINCOLN LIFE). It is primarily for use with nonqualified plans and retirement plans under Section 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. The contract is designed to accumulate ACCOUNT VALUE and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the ANNUITY COMMENCEMENT DATE, we will pay your BENEFICIARY a DEATH BENEFIT. In the alternative, you may choose to receive a DEATH BENEFIT on the death of the ANNUITANT.

The minimum initial PURCHASE PAYMENT for the contract is $25,000 ($10,000 for contracts owned by selling group individuals). Additional PURCHASE PAYMENTS may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

You choose whether your ACCOUNT VALUE accumulates on a variable or a fixed (guaranteed) basis or both. If all your PURCHASE PAYMENTS are in the fixed account, we guarantee your principal and a minimum interest rate. WE LIMIT WITHDRAWALS AND TRANSFERS FROM THE CONTRACT. An interest adjustment will be applied to any surrender or transfer from the fixed account before the expiration date of a guaranteed period.

All PURCHASE PAYMENTS for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account T (VARIABLE ANNUITY ACCOUNT [VAA]). The VAA is a segregated investment account of LINCOLN LIFE. You take all the investment risk on the ACCOUNT VALUE and the retirement income for amounts placed into one or more of the contract's variable options. If the SUBACCOUNTS you select make money, your ACCOUNT VALUE goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the SUBACCOUNTS you select. WE DO NOT GUARANTEE HOW ANY OF THE VARIABLE OPTIONS OR THEIR FUNDS WILL PERFORM. ALSO, NEITHER THE U.S. GOVERNMENT NOR ANY FEDERAL AGENCY INSURES OR GUARANTEES YOUR INVESTMENT IN THE CONTRACT.

The available funds, listed below, are each part of SEI Insurance Products Trust (TRUST):

SEI VP Large Cap Growth Fund

SEI VP Large Cap Value Fund

SEI VP Small Cap Growth Fund

SEI VP Small Cap Value Fund

SEI VP International Equity Fund

SEI VP Emerging Markets Equity Fund

SEI VP Emerging Markets Debt Fund

SEI VP Core Fixed Income Fund

SEI VP High Yield Bond Fund

SEI VP Prime Obligation Fund

This Prospectus gives you information about the contracts that you should know before you decide to buy a contract and make PURCHASE PAYMENTS. You should also review the prospectuses for the funds that are attached, and keep all prospectuses for reference.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THIS CONTRACT OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Expenses for bonus contract options may be higher than contract options without a bonus. Because of this, the amount of the BONUS CREDIT may be more than offset by additional fees and charges associated with the BONUS CREDIT. You should carefully consider whether or not this contract option is the best product for you. See Special Terms--Bonus credits and Persistency credits.

You can obtain a current Statement of Additional Information (SAI), dated the same date as this Prospectus, about the contracts which has more information. Its terms are made part of this Prospectus. If you have any questions or for a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 7878, Fort Wayne, Indiana 46801, or call 1-800-338-0355. The SAI and other information about LINCOLN LIFE and Account T are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.

May 1, 2002

TABLE OF CONTENTS

                                            Page
--------------------------------------------------
SPECIAL TERMS                                 2
--------------------------------------------------
EXPENSE TABLES                                3
--------------------------------------------------
SUMMARY                                       5
--------------------------------------------------
CONDENSED FINANCIAL INFORMATION               6
--------------------------------------------------
INVESTMENT RESULTS                            6
--------------------------------------------------
FINANCIAL STATEMENTS                          6
--------------------------------------------------
THE LINCOLN NATIONAL LIFE INSURANCE CO.       6
--------------------------------------------------
VARIABLE ANNUITY ACCOUNT (VAA)                6
--------------------------------------------------
INVESTMENTS OF THE VARIABLE ANNUITY
ACCOUNT                                       7
--------------------------------------------------
CHARGES AND OTHER DEDUCTIONS                  9
--------------------------------------------------
THE CONTRACTS                                12
--------------------------------------------------
CONTRACTOWNER QUESTIONS                      23
--------------------------------------------------

--------------------------------------------------
                                            Page
ANNUITY PAYOUTS                              23
--------------------------------------------------
FIXED SIDE OF THE CONTRACT                   27
--------------------------------------------------
FEDERAL TAX MATTERS                          28
--------------------------------------------------
VOTING RIGHTS                                32
--------------------------------------------------
DISTRIBUTION OF THE CONTRACTS                33
--------------------------------------------------
RETURN PRIVILEGE                             33
--------------------------------------------------
STATE REGULATION                             33
--------------------------------------------------
RECORDS AND REPORTS                          33
--------------------------------------------------
OTHER INFORMATION                            33
--------------------------------------------------
LEGAL PROCEEDINGS                            33
--------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS FOR VARIABLE ANNUITY
ACCOUNT T SEI SELECT VARIABLE ANNUITY        35
--------------------------------------------------

SPECIAL TERMS

(We have italicized the terms that have special meaning throughout this Prospectus.)

ACCOUNT OR VARIABLE ANNUITY ACCOUNT (VAA) -- The segregated investment account, Account T, into which LINCOLN LIFE sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

ACCOUNT VALUE -- At a given time before the ANNUITY COMMENCEMENT date, the total value of all ACCUMULATION UNITS for a contract plus the value of the fixed side of the contract. This may be referred to as contract value in your contract.

ACCUMULATION UNIT -- A measure used to calculate ACCOUNT VALUE for the variable side of the contract before the ANNUITY COMMENCEMENT DATE.

ANNUITANT -- The person on whose life the annuity benefit payments are based and upon whose death a DEATH BENEFIT may be paid.

ANNUITY COMMENCEMENT DATE -- The VALUATION DATE when funds are withdrawn or converted into ANNUITY UNITS or fixed dollar payout for payment of retirement income benefits under the ANNUITY PAYOUT option you select.

ANNUITY PAYOUT -- An amount paid at regular intervals after the ANNUITY COMMENCEMENT DATE under one of several options available to the ANNUITANT and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

ANNUITY UNIT -- A measure used to calculate the amount of ANNUITY PAYOUTS for the variable side of the contract after the ANNUITY COMMENCEMENT DATE.

BENEFICIARY -- The person you choose to receive the DEATH BENEFIT that is paid if you die.

BONUS CREDIT -- The additional amount credited to the contract for each PURCHASE PAYMENT, where applicable.

CONTRACTOWNER (you, your, owner) -- The person who has the ability to exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the BENEFICIARY, etc.). Usually, but not always, the owner is the ANNUITANT.

CONTRACT YEAR -- Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

DEATH BENEFIT -- The amount payable to your designated BENEFICIARY if the owner dies before the ANNUITY COMMENCEMENT DATE or, if selected, to the CONTRACTOWNER if the ANNUITANT dies. Six DEATH BENEFIT options are available.

EARNINGS -- The excess of ACCOUNT VALUE over the sum of BONUS CREDITS, if any, PERSISTENCY CREDITS, if any, and PURCHASE PAYMENTS which have not yet been withdrawn from the contract.

FREE AMOUNT -- The amount that may be withdrawn each CONTRACT YEAR without incurring a surrender charge.

I-4LIFE(SM) ADVANTAGE -- An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period. (earlier version called INCOME4LIFE-REGISTERED TRADEMARK- SOLUTION)

LINCOLN LIFE (we, us, our) -- The Lincoln National Life Insurance Company.

PERSISTENCY CREDIT -- The additional amount credited to the contract after the fourteenth contract anniversary, if the bonus option is elected.

PURCHASE PAYMENTS -- Amounts paid into the contract other than BONUS CREDITS and PERSISTENCY CREDITS, if applicable.

SELLING GROUP -- Employees, advisors and registered representatives of any member of the selling group (independent broker-dealers or registered investment advisers with selling agreements with SEI and us) and their spouses and minor children, or officers, directors, trustees or bona-fide full-time employees and their children, of Lincoln Financial Group.

SUBACCOUNT or SEI Variable Annuity SUBACCOUNT -- The portion of the VAA that reflects investments in ACCUMULATION and ANNUITY UNITS of a class of a particular fund available under the contracts. There is a separate SUBACCOUNT which corresponds to each class of a fund.

TRUST -- SEI Insurance Products Trusts (TRUST), the funds to which you direct PURCHASE PAYMENTS.

VALUATION DATE -- Each day the New York Stock Exchange (NYSE) is open for trading.

VALUATION PERIOD -- The period starting at the close of trading (currently, 4:00 p.m. New York time) on each day that the NYSE is open for trading (VALUATION DATE) and ending at the close of such trading on the next VALUATION DATE.

EXPENSE TABLES

SUMMARY OF CONTRACTOWNER EXPENSES:

      The maximum surrender charge (contingent deferred sales charge)
      (as a percentage of PURCHASE PAYMENTS surrendered/withdrawn):
7.0% without the bonus option
8.5% with the bonus option
The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See Charges and other deductions--Surrender charge.
Annual Account fee: $40
The account fee will be waived if your ACCOUNT VALUE is $50,000 or more at the end of any particular CONTRACT YEAR.
An interest adjustment will be applied to the amount being withdrawn, surrendered or transferred from the fixed account only (except for dollar cost averaging, portfolio rebalancing, cross-reinvestment and regular income under I-4LIFE(SM) Advantage for IRAs) from a fixed account guaranteed period amount. See Fixed side of the contract.
--------------------------------------------------------------------------------

ACCOUNT T ANNUAL EXPENSES FOR SEI VARIABLE ANNUITY SUBACCOUNTS:*
(as a percentage of average daily net assets):

                                                           Death benefit options
                         -----------------------------------------------------------------------------------------
                                                                               Estate
                                                                             Enhancement             Estate
                                                                         Benefit Rider (EEB)       Enhancement
                         Account    Return of     Annual         5%          With Annual       Benefit Rider (EEB)
                          Value     Principal     Step-up     Step-up          Step-up           With 5% Step-up
------------------------------------------------------------------------------------------------------------------
Mortality and expense
 risk charge:             1.10%       1.15%        1.25%       1.40%            1.45%                 1.50%
Administrative charge:     .15%        .15%         .15%        .15%             .15%                  .15%
                          ----        ----         ----        ----             ----                  ----
Total annual charge for
 each SUBACCOUNT:         1.25%       1.30%        1.40%       1.55%            1.60%                 1.65%
Bonus option charge        .20%        .20%         .20%        .20%             .20%                  .20%
Total annual charge for
 each SUBACCOUNT with
 the bonus option:        1.45%       1.50%        1.60%       1.75%            1.80%                 1.85%
------------------------------------------------------------------------------------------------------------------

The mortality and expense risk charge is based on the particular death benefit option you choose. (See Charges and other deductions.)

ANNUAL EXPENSES OF THE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2001:
(as a percentage of each fund's average net assets):

                                     Management                  Other expenses                Total expenses   Total expenses
                                     Fees (before                (before any                   (before any      (after any
                                     any waivers/                waivers/                      waivers/         waivers/
                                     reimbursements)  +          reimbursements)    =          reimbursements)  reimbursements)**
----------------------------------------------------------------------------------------------------------------------------------
 1.  Large Cap Growth                0.40%                       0.99%                         1.39%            0.85%
----------------------------------------------------------------------------------------------------------------------------------
 2.  Large Cap Value                 0.35                        1.00                          1.35             0.85
----------------------------------------------------------------------------------------------------------------------------------
 3.  Small Cap Growth                0.65                        1.00                          1.65             1.10
----------------------------------------------------------------------------------------------------------------------------------
 4.  Small Cap Value                 0.65                        1.01                          1.66             1.10
----------------------------------------------------------------------------------------------------------------------------------
 5.  International Equity            0.51                        1.62                          2.13             1.28
----------------------------------------------------------------------------------------------------------------------------------
 6.  Emerging Markets Equity         1.05                        2.47                          3.52             1.95
----------------------------------------------------------------------------------------------------------------------------------
 7.  Emerging Markets Debt           0.85                        1.41                          2.26             1.35
----------------------------------------------------------------------------------------------------------------------------------
 8.  Core Fixed Income               0.28                        0.91                          1.19             0.60
----------------------------------------------------------------------------------------------------------------------------------
 9.  High Yield Bond                 0.49                        1.02                          1.51             0.85
----------------------------------------------------------------------------------------------------------------------------------
10.  Prime Obligation                0.08                        1.06                          1.14             0.44
----------------------------------------------------------------------------------------------------------------------------------

* The VAA is divided into separately named SUBACCOUNTS, ten of which are available under the contracts. Each SUBACCOUNT, in turn, invests PURCHASE PAYMENTS in shares of its respective fund.
** SEI Investments Management Corporation (SIMC) and SEI Investments Fund Management have each voluntarily agreed to waive a portion of their fees for the current year in order to keep total operating expenses at a specified level. SIMC and/or SEI Investments Fund Management may discontinue all or part of their waivers at any time.

EXAMPLES

(expenses of the SUBACCOUNTS and of the funds):

If you surrender your contract at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return (Actual expenses would be lower under other DEATH BENEFIT options.):

These examples assume that the EEB Rider with 5% Step-Up DEATH BENEFIT is in effect, and also reflect the bonus option charge. These examples assume that fee waivers/reimbursements will continue for the length of time shown in the example.

      EEB WITH 5% STEP-UP DEATH BENEFIT
                                                      1 year    3 years    5 years    10 years
 ---------------------------------------------------------------------------------------------
  1.  SEI VP Large Cap Growth Fund                      113        165        204        306
 ---------------------------------------------------------------------------------------------
  2.  SEI VP Large Cap Value Fund                       113        165        204        306
 ---------------------------------------------------------------------------------------------
  3.  SEI VP Small Cap Growth Fund                      115        172        217        330
 ---------------------------------------------------------------------------------------------
  4.  SEI VP Small Cap Value Fund                       115        172        217        330
 ---------------------------------------------------------------------------------------------
  5.  SEI VP International Equity Fund                  117        177        225        347
 ---------------------------------------------------------------------------------------------
  6.  SEI VP Emerging Markets Equity Fund               124        197        257        406
 ---------------------------------------------------------------------------------------------
  7.  SEI VP Emerging Markets Debt Fund                 118        180        229        353
 ---------------------------------------------------------------------------------------------
  8.  SEI VP Core Fixed Income Fund                     110        157        192        282
 ---------------------------------------------------------------------------------------------
  9.  SEI VP High Yield Bond Fund                       113        165        204        306
 ---------------------------------------------------------------------------------------------
 10.  SEI VP Prime Obligation Fund                      109        152        184        266
 ---------------------------------------------------------------------------------------------

If you do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

      EEB WITH 5% STEP-UP DEATH BENEFIT
                                                      1 year    3 years    5 years    10 years
 ---------------------------------------------------------------------------------------------
  1.  SEI VP Large Cap Growth Fund                       28         85        144        306
 ---------------------------------------------------------------------------------------------
  2.  SEI VP Large Cap Value Fund                        28         85        144        306
 ---------------------------------------------------------------------------------------------
  3.  SEI VP Small Cap Growth Fund                       30         92        157        330
 ---------------------------------------------------------------------------------------------
  4.  SEI VP Small Cap Value Fund                        30         92        157        330
 ---------------------------------------------------------------------------------------------
  5.  SEI VP International Equity Fund                   32         97        165        347
 ---------------------------------------------------------------------------------------------
  6.  SEI VP Emerging Markets Equity Fund                39        117        197        406
 ---------------------------------------------------------------------------------------------
  7.  SEI VP Emerging Markets Debt Fund                  33        100        169        353
 ---------------------------------------------------------------------------------------------
  8.  SEI VP Core Fixed Income Fund                      25         77        132        282
 ---------------------------------------------------------------------------------------------
  9.  SEI VP High Yield Bond Fund                        28         85        144        306
 ---------------------------------------------------------------------------------------------
 10.  SEI VP Prime Obligation Fund                       24         72        124        266
 ---------------------------------------------------------------------------------------------

The Expense Tables reflect expenses of the VAA as well as expenses of the funds. We provide these examples to help you understand the direct and indirect costs and expenses of the contract. For more information, see Charges and other deductions in this Prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or ANNUITY PAYOUTS are made. See The contracts--I-4LIFE(SM) Advantage (IRA annuity contracts only) and Annuity payouts--including I-4LIFE(SM) Advantage (Non-Qualified annuity contracts only). THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

SUMMARY

WHAT KIND OF CONTRACT AM I BUYING? It is an individual variable and/or interest adjusted annuity contract between you and LINCOLN LIFE. This Prospectus describes the variable side of the contract. See The contracts. This contract and certain riders, service features and enhancements may not be available in all states, and the charges may vary in certain states. Please check with your investment representative regarding their availability.

WHAT IS THE VARIABLE ANNUITY ACCOUNT (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment TRUST. VAA assets are allocated to one or more SUBACCOUNTS, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which LINCOLN LIFE may conduct. See Variable annuity account.

WHAT ARE MY INVESTMENT CHOICES? Based upon your instruction for PURCHASE PAYMENTS, the VAA applies your PURCHASE PAYMENTS and any applicable BONUS CREDITS and PERSISTENCY CREDITS to buy TRUST shares in one or more of the investment funds of the TRUST. See Investments of the variable annuity account--Description of the trust.

WHO INVESTS MY MONEY? The investment adviser for the TRUST is SEI Investments Management Corporation (SIMC), SIMC is registered as an investment adviser with the SEC. See Investments of the variable annuity--Investment adviser.

HOW DOES THE CONTRACT WORK? If we approve your application, we will send you a contract. When you make PURCHASE PAYMENTS during the accumulation phase, you buy ACCUMULATION UNITS. If you decide to receive retirement income payments, your ACCUMULATION UNITS are converted to ANNUITY UNITS. Your retirement income payments will be based on the number of ANNUITY UNITS you received and the value of each ANNUITY UNIT on payout days. See The contracts.

WHAT CHARGES DO I PAY UNDER THE CONTRACT? If you withdraw PURCHASE PAYMENTS, you pay a surrender charge from 0% to 8.5% of the surrendered or withdrawn PURCHASE PAYMENT, depending upon how long those payments have been invested in the contract and depending on whether the bonus option has been elected. We may waive surrender charges in certain situations. See Charges and other deductions--Surrender charge.

We will deduct any applicable premium tax from PURCHASE PAYMENTS or ACCOUNT VALUE at the time the tax is incurred or at another time we choose.

We charge an account fee of $40 on any contract anniversary if the ACCOUNT VALUE is less than $50,000.

We apply a charge to the daily net asset value of the VAA. There is an administrative charge of 0.15% plus a mortality and expense risk charge of 1.10% for the Account Value death benefit, 1.15% for the Return of Principal death benefit, 1.25% for the Annual Step-Up death benefit, 1.40% for the 5% step-up death benefit, 1.45% for the EEB Rider with Annual step-up, and 1.50% for the EEB Rider (in combination with 5% step-up). See Charges and other deductions. An additional charge of .20% applies to contracts with the bonus option.

The TRUST pays a management fee to SIMC based on the average daily net asset value of each fund. See Investments of the variable annuity account--Investment adviser. Each fund also has additional operating expenses. These are described in the prospectus for the TRUST.

Charges may also be imposed during the regular income or ANNUITY PAYOUT period, including if you elect I-4LIFE(SM) Advantage. See The contracts and Annuity payouts.

For more information about the compensation we pay for sales of the contracts, see The contracts--Commissions.

WHAT PURCHASE PAYMENTS DO I MAKE, AND HOW OFTEN? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The contracts--Purchase payments.

WHAT IS A BONUS CREDIT AND A PERSISTENCY CREDIT? If you elect the BONUS CREDIT option, when PURCHASE PAYMENTS are made, LINCOLN LIFE will credit an additional amount to the contract, known as a BONUS CREDIT. The amount of the BONUS CREDIT is calculated as a percentage of the PURCHASE PAYMENTS. The BONUS CREDIT percentage is 3%. All BONUS CREDITS become part of the ACCOUNT VALUE at the same time as the corresponding PURCHASE PAYMENTS. BONUS CREDITS are not considered to be PURCHASE PAYMENTS. See The contracts--Bonus credits.

A PERSISTENCY CREDIT of .05% of ACCOUNT VALUE less PURCHASE PAYMENTS that have been in the contract less than fourteen years will be credited on a quarterly basis after the fourteenth anniversary. See The contracts--Persistency credits.

LINCOLN LIFE offers a variety of variable annuity contracts. Other annuity contracts and contract options that we offer may have no provision for BONUS CREDITS but may have lower mortality and expense risk charges and/or lower surrender charges. During the surrender charge period, the amount of the BONUS CREDIT may be more than offset by higher surrender charges associated with the BONUS CREDIT. Beyond the surrender charge period, PERSISTENCY CREDITS are designed to fully or partially offset these additional fees and charges. We encourage you to talk with your financial adviser and determine which annuity contract or option is most appropriate for you.

HOW WILL MY ANNUITY PAYOUTS BE CALCULATED? If you decide to annuitize, you may select an annuity option and start receiving ANNUITY PAYOUTS from your contract as a fixed option or variable option or a combination of both. See Annuity payouts -- Annuity options. REMEMBER THAT PARTICIPANTS IN THE VAA BENEFIT FROM ANY GAIN, AND TAKE A RISK OF ANY LOSS, IN THE VALUE OF THE SECURITIES IN THE FUNDS' PORTFOLIOS.

WHAT IS I-4 LIFE(SM) ADVANTAGE? I-4LIFE(SM) Advantage is an income program that provides periodic variable lifetime income payments, a death benefit, and the ability to make PURCHASE PAYMENTS (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the I-4LIFE(SM) Advantage payout phase, based on the I-4LIFE(SM) Advantage death benefit you choose.

WHAT HAPPENS IF I DIE BEFORE I ANNUITIZE? Your BENEFICIARY will receive the DEATH BENEFIT in effect at the time of your death. Your BENEFICIARY has options as to how the DEATH BENEFIT is paid. In the alternative, you may choose to receive a DEATH BENEFIT on the death of the ANNUITANT. See The contracts--Death benefit and I-4LIFE(SM) Advantage (IRA).

MAY I TRANSFER ACCOUNT VALUE BETWEEN VARIABLE OPTIONS AND BETWEEN THE FIXED SIDE OF THE CONTRACT? Yes, with certain limits. See The contracts--Transfers between SUBACCOUNTS on or before the ANNUITY COMMENCEMENT DATE, Transfer after the ANNUITY COMMENCEMENT DATE and Transfers to and from a fixed account on or before the ANNUITY COMMENCEMENT DATE.

MAY I SURRENDER THE CONTRACT OR MAKE A WITHDRAWAL? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The contracts--Surrenders and withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and other deductions. A portion of surrender/withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax matters.

DO I GET A FREE LOOK AT THIS CONTRACT? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our home office. In most states you assume the risk of any market drop on PURCHASE PAYMENTS you allocate to the variable side of the contract. We will not refund any BONUS CREDITS credited to your ACCOUNT VALUE if you elect to cancel your contract; however, we will assume the risk of investment loss on the BONUS CREDITS. See Return privilege.

CONDENSED FINANCIAL INFORMATION

Since the contract was not available as of December 31, 2001, ACCUMULATION UNIT values are not included in this Prospectus or in the SAI.

INVESTMENT RESULTS

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The Prime Obligation subaccount's money market yield is based upon investment performance over a 7-day period, which is then annualized.

During extended periods of low interest rates, the yields of any SUBACCOUNT in a money market fund may also become extremely low and possibly negative.

THE PRIME OBLIGATION MONEY MARKET YIELD FIGURE AND ANNUAL PERFORMANCE OF THE SUBACCOUNTS ARE BASED ON PAST PERFORMANCE AND DO NOT INDICATE OR REPRESENT FUTURE PERFORMANCE. See the SAI for further information.

FINANCIAL STATEMENTS

The financial statements of the VAA and the statutory-basis financial statements of LINCOLN LIFE are located in the SAI. If you would like a free copy of the SAI, complete and mail the enclosed card, or call 1-800-338-0355.

THE LINCOLN NATIONAL LIFE INSURANCE CO.

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. LINCOLN LIFE is wholly owned by Lincoln National Corp. (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.

VARIABLE ANNUITY ACCOUNT (VAA)

On January 25, 2000, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or LINCOLN LIFE. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of LINCOLN LIFE. LINCOLN LIFE is the issuer of the contracts and the obligations set forth in the contract, other than those of the contract owner, are LINCOLN LIFE'S. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. YOU ASSUME THE FULL INVESTMENT RISK FOR ALL AMOUNTS PLACED IN THE VAA.

The VAA is used to support other annuity contracts offered by LINCOLN LIFE in addition to the contracts described in this Prospectus. The other annuity contracts supported by the VAA generally invest in the same portfolios of the TRUST as the contracts described in this Prospectus. These other annuity contracts may have different charges that could affect performance of the SUBACCOUNT.

INVESTMENTS OF THE VARIABLE ANNUITY ACCOUNT

You decide the SUBACCOUNT(S) to which you allocate PURCHASE PAYMENTS. Applicable BONUS CREDITS are allocated to the SUBACCOUNTS at the same time and at the same percentage as the PURCHASE PAYMENTS being made. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The TRUST is required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.

INVESTMENT ADVISER

The investment adviser for the TRUST is SEI Investments Management Corporation
(SIMC). As compensation for its services to the TRUST, the investment adviser receives a fee from the TRUST which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under Purchase and Redemption of Shares, in the prospectus for the TRUST.

Additionally, SIMC currently has thirty-two sub-advisory agreements in which the sub-adviser may perform some or substantially all of the investment advisory services required by those respective funds. See the TRUST prospectus for additional information on the sub-adviser.

No additional compensation from the assets of those funds will be assessed as a result of the sub-advisory agreements.

With respect to a fund, the adviser and/or distributor, or an affiliate thereof, may compensate LINCOLN LIFE (or an affiliate) for administrative, distribution, or other services. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by LINCOLN LIFE (or an affiliate).

DESCRIPTION OF THE TRUST

SEI Insurance Products Trust (TRUST) is an open-end management investment company that has diversified and non-diversified portfolios. The TRUST was organized as a Massachusetts business trust under a Declaration of Trust dated December 14, 1998. The Declaration of Trust permits the TRUST to offer separate series ("funds") of units of beneficial interest ("shares") and different classes of shares. Each share of each fund represents an equal proportionate interest in that fund with each other share of that fund. All consideration received by the TRUST for shares of any class of any fund and all assets of such fund or class belong to that fund or class, respectively, and would be subject to the liabilities related thereto.

Following are brief summaries of the investment objectives and policies of the funds. Each fund is subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information may be obtained from the current prospectus for the TRUST which is included in this booklet. You should read each fund prospectus carefully before investing. PLEASE BE ADVISED THAT THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE THEIR STATED OBJECTIVES.

  1. SEI VP LARGE CAP GROWTH FUND -- The investment objective of the SEI VP Large Cap Growth Fund is capital appreciation.

      The Fund invests primarily in U.S. companies with market capitalizations of more than $1 billion.

  2. SEI VP LARGE CAP VALUE FUND -- The investment objective of the SEI VP Large Cap Value Fund is long-term growth of capital and income.

      The Fund invests primarily in common stocks of U.S. companies with market capitalizations of more than $1 billion.

  3. SEI VP SMALL CAP GROWTH FUND -- The investment objective of the SEI VP Small Cap Growth Fund is long-term capital appreciation.

      The Fund invests primarily in common stocks of U.S. companies with market capitalizations less than $2 billion.

  4. SEI VP SMALL CAP VALUE FUND -- The investment objective of the SEI VP Small Cap

  Value Fund is capital appreciation.

      The Fund invests primarily in common stocks of U.S. companies with market capitalizations of less than $2 billion.

  5. SEI VP INTERNATIONAL EQUITY FUND -- The SEI VP International Equity Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers.

  6. SEI VP EMERGING MARKETS EQUITY FUND -- The SEI VP Emerging Markets Equity Fund seeks to provide capital appreciation by investing primarily in a diversified portfolio of equity securities of emerging market issuers.

  7. SEI VP EMERGING MARKETS DEBT FUND -- The investment objective of the SEI VP Emerging Markets Debt Fund is to maximize total return.

      The Fund invests primarily in U.S. dollar denominated debt securities of government, government-related and corporate issuers in emerging market countries and of entities organized to restructure the outstanding debt of such issuers.

  8. SEI VP CORE FIXED INCOME FUND -- The investment objective of the SEI VP Core Fixed Income Fund is current income consistent with the preservation of capital.

      The Fund invests primarily in investment grade U.S. corporate and government fixed income securities, including mortgage-backed securities.

  9. SEI VP HIGH YIELD BOND FUND -- The investment objective of the SEI VP High Yield Bond Fund is to maximize total return.

      The Fund invests primarily in fixed income securities that are rated below investment grade ("junk bonds"), including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations.

  10. SEI VP PRIME OBLIGATION FUND -- The SEI VP Prime Obligation Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

ASSET ALLOCATION PORTFOLIOS

SIMC currently offers twelve asset allocation portfolios which are available variable annuity purchasers. You can choose one of these asset allocation portfolios or choose the customized allocation in which you determine your allocations among the funds. If you choose one of these asset allocation portfolios, SIMC will determine the allocation of your PURCHASE PAYMENTS into the funds. There is no guarantee that these portfolios will always be available. SIMC may add new portfolios, discontinue portfolios, or change the strategy of a portfolio at any time.

If you want to change your portfolio selection, you must notify us in writing or over the telephone, if we have received proper telephone authorization.

The available portfolios are:

  1.  VP INSTITUTIONAL CORE MODERATE GROWTH & INCOME PORTFOLIO

  2.  VP INSTITUTIONAL CORE
      GROWTH & INCOME PORTFOLIO

  3.  VP INSTITUTIONAL CORE CAPITAL GROWTH PORTFOLIO

  4.  VP INSTITUTIONAL CORE EQUITY
      PORTFOLIO

  5.  VP GLOBAL CORE MODERATE
      GROWTH & INCOME PORTFOLIO

  6.  VP GLOBAL CORE GROWTH & INCOME PORTFOLIO

  7.  VP GLOBAL CORE CAPITAL GROWTH PORTFOLIO

  8.  VP GLOBAL CORE EQUITY PORTFOLIO

  9.  VP MODERATE GROWTH & INCOME
      PORTFOLIO

  10. VP GROWTH & INCOME PORTFOLIO

  11. VP CAPITAL GROWTH PORTFOLIO

  12. VP DOMESTIC EQUITY PORTFOLIO

We will periodically rebalance your ACCOUNT VALUE among the funds in accordance with the SIMC-determined percentage allocations of your chosen asset allocation portfolio. In addition, SIMC periodically reviews the percentage fund allocations associated with each asset allocation portfolio. If SIMC determines that the allocations of your chosen asset allocation portfolio should be adjusted, we will reallocate your annuity ACCOUNT VALUE among the funds accordingly.

FUND SHARES

We will purchase shares of the funds at net asset value and direct them to the appropriate SUBACCOUNTS of the VAA. We will redeem sufficient shares of the appropriate funds to pay ANNUITY PAYOUTS, DEATH BENEFITS, surrender/ withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one SUBACCOUNT to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to LINCOLN LIFE, and may be sold to other insurance companies, for investment of the assets of the SUBACCOUNTS established by those insurance companies to fund variable annuity and variable life insurance contracts.

When the TRUST sells shares in any of its funds both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When the TRUST sells shares in any of its funds to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The TRUST currently engages in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various CONTRACTOWNERS participating in a fund could conflict. The TRUST'S Board of Trustees will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectus for the TRUST.

The funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies (mixed funding) issued through separate accounts of LINCOLN LIFE and other life insurance companies (shared funding). The funds do not foresee any disadvantage to CONTRACTOWNERS arising out of mixed or shared funding. Nevertheless, the funds' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to CONTRACTOWNERS as additional units, but are reflected as changes in unit values.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

WE RESERVE THE RIGHT, WITHIN THE LAW, TO ADD, DELETE AND SUBSTITUTE THE TRUST AND/OR FUNDS WITHIN THE VAA. We may also add, delete, or substitute the TRUST or funds only for certain classes of CONTRACTOWNERS. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of CONTRACTOWNERS.

Substitutions may be made with respect to existing investments or the investments of future PURCHASE PAYMENTS, or both. We may close SUBACCOUNTS to allocations of PURCHASE PAYMENTS or ACCOUNT VALUE, or both, at any time in our sole discretion. The funds, which sell their shares to the SUBACCOUNTS pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the SUBACCOUNTS.

Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance written notice.

CHARGES AND OTHER DEDUCTIONS

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, our administrative services include: processing applications for and issuing the contracts, processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services--See Additional services and the SAI for more information on these programs), maintaining records, administering ANNUITY PAYOUTS, furnishing accounting and valuation services (including the calculation and monitoring of daily SUBACCOUNT values), reconciling and depositing cash receipts, providing contract confirmations, providing toll-free inquiry services and furnishing telephone and Internet fund transfer services.

The risks we assume include: the risk that ANNUITANTS receiving ANNUITY PAYOUTS under contract live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that DEATH BENEFITS paid will exceed the actual ACCOUNT VALUE; and the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change). The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.

DEDUCTIONS FROM THE VAA FOR SEI SELECT VARIABLE ANNUITY

We apply a charge to the daily net asset value of the VAA. There is an administrative charge of 0.15% plus a mortality and expense risk charge of 1.10% for the Account Value death benefit, 1.15% for the Return of Principal death benefit, 1.25% for the Annual Step-up death benefit, 1.40% for the 5% step-up death benefit, 1.45% for the EEB Rider (without 5% Step-up), and 1.50% for the EEB Rider (in combination with 5% Step-up). For contracts with the bonus option, an additional .20% charge applies.

SURRENDER CHARGE

A surrender charge applies (except as described below) to surrenders and withdrawals of other PURCHASE PAYMENTS that have been invested for the periods indicated as follows:

                                  Number of contract
                                  anniversaries since
                                  PURCHASE PAYMENT was
                                  invested
  -----------------------------------------------------------------
                                         AT LEAST
                                         --------------------------
                                  NONE   1   2   3   4   5   6   7+
  -----------------------------------------------------------------
  Surrender charge as a
    percentage of the
    surrendered or withdrawn
    PURCHASE PAYMENTS             7%     6   5   4   3   2   1   0

For contracts with the bonus option, a surrender charge applies (except as described below) to surrenders and withdrawals of PURCHASE PAYMENTS that have been invested for the periods indicated as follows:

                                  Number of contract
                                  anniversaries since
                                  PURCHASE PAYMENT was
                                  invested
  -------------------------------------------------------------------------
                                         AT LEAST
                                         ----------------------------------
                                  NONE   1   2   3   4   5   6   7   8   9+
  -------------------------------------------------------------------------
  Surrender charge as a
    percentage of the
    surrendered or withdrawn
    PURCHASE PAYMENTS             8.5%   8.5 8   7   6   5   4   3   2   0

A surrender charge does not apply to:

 1. For contracts without the bonus option, a surrender or withdrawal of a PURCHASE PAYMENT beyond the seventh anniversary since the PURCHASE PAYMENT was invested.

 2. For contracts with the bonus option, a surrender or withdrawal of a PURCHASE PAYMENT beyond the ninth anniversary since the PURCHASE PAYMENT was invested.

 3. Withdrawals of ACCOUNT VALUE during a CONTRACT YEAR to the extent that the total ACCOUNT VALUE withdrawn during the current CONTRACT YEAR does not exceed the FREE AMOUNT which is equal to the greater of 10% of the current ACCOUNT VALUE or 10% of the total PURCHASE PAYMENTS;

 4. A surrender or withdrawal of any PURCHASE PAYMENTS as a result of the onset of a permanent and total disability of the CONTRACTOWNER as defined in
    Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the CONTRACTOWNER. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies. For contracts with the bonus option or employee or SELLING GROUP version of the contract, withdrawn PURCHASE PAYMENTS must be invested for at least twelve months before this provision will apply.

 5. When the surviving spouse assumes ownership of the contract as a result of the death of the original owner;

 6. A surrender or withdrawal of any PURCHASE PAYMENTS as a result of admittance of the CONTRACTOWNER to an accredited nursing home or equivalent health care facility, where the admittance into the nursing home occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days. For contracts with the bonus option or employee or SELLING GROUP version of the contract, withdrawn PURCHASE PAYMENTS must be invested for at least twelve months before this provision will apply.

 7. A surrender or withdrawal of any PURCHASE PAYMENTS as a result of the diagnosis of a terminal illness of the CONTRACTOWNER. The diagnosis must occur after the effective date of the contract and result in a life expectancy of less than one year as determined by a qualified professional medical practitioner. For contracts with the bonus option or employee or SELLING GROUP version of the contract, withdrawn PURCHASE PAYMENTS must be invested for at least twelve months before this provision will apply.

 8. A surrender of the contract as a result of the death of the CONTRACTOWNER, joint owner or ANNUITANT. However if an owner, joint owner or ANNUITANT is changed for any reason other than death of a prior owner, joint owner or ANNUITANT the surrender charge is not waived. See The contracts -- Death benefit before annuity commencement date.

 9. A surrender of BONUS CREDITS and PERSISTENCY CREDITS.

10. ACCOUNT VALUE applied to calculate the benefit amount under any ANNUITY PAYOUT option made available by LINCOLN LIFE. For contracts with the bonus option or employee or SELLING GROUP version of the contract, PURCHASE PAYMENTS must be invested for at least twelve months before this provision will apply. (This does not apply if the I-4LIFE(SM) Advantage is selected.)

11. Periodic payments made under any ANNUITY PAYOUT option made available by LINCOLN LIFE.

12. Regular income payments made under I-4LIFE(SM) Advantage.

For purposes of calculating the surrender charge on withdrawals, LINCOLN LIFE assumes that:

a. The FREE AMOUNT will be withdrawn from PURCHASE PAYMENTS on a "first in-first out (FIFO)" basis.

b. Prior to the end of the initial surrender charge period, any amount withdrawn above the FREE AMOUNT during a CONTRACT YEAR will be withdrawn in the following order:

    1.  from PURCHASE PAYMENTS (on a FIFO basis) until exhausted; then

    2.  from EARNINGS until exhausted; then

    3.  from BONUS CREDITS and SEI rewards program credits

c. Beyond the initial surrender charge period, any amount withdrawn above the FREE AMOUNT during a CONTRACT YEAR will be withdrawn in the following order:

    1. from PURCHASE PAYMENTS (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then

    2.  from EARNINGS and PERSISTENCY CREDITS until exhausted; then

    3. from BONUS CREDITS and SEI rewards program credits attributable to PURCHASE PAYMENTS to which a surrender charge no longer applies until exhausted; then

    4. from PURCHASE PAYMENTS (on a FIFO basis) to which a surrender charge still applies until exhausted; then

    5. from BONUS CREDITS and SEI rewards program credits attributable to PURCHASE PAYMENTS to which a surrender charge still applies.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased.

The surrender charge is calculated separately for each PURCHASE PAYMENT. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when CONTRACTOWNERS surrender or withdraw before distribution costs have been recovered.

If the CONTRACTOWNER is a corporation or other non-individual (non-natural person), the ANNUITANT or joint ANNUITANT will be considered the CONTRACTOWNER or joint owner for purposes of determining when a surrender charge does not apply.

ACCOUNT FEE

During the accumulation period, we will deduct $40 from the ACCOUNT VALUE on each contract anniversary to compensate us for the administrative services provided to you; this $40 account fee will also be deducted from the ACCOUNT VALUE upon surrender. This fee may be lower in certain states, if required. The account fee will be waived for any contract with an ACCOUNT VALUE that is equal to or greater than $50,000 on the contract anniversary. There is no account fee on contracts issued to Employees or Selling Group Members.

RIDER CHARGES

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. See the rider for any applicable fee or expense.

DEDUCTIONS FOR PREMIUM TAXES

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the ACCOUNT VALUE when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 5.0%.

OTHER CHARGES AND DEDUCTIONS

Charges may also be imposed during the regular income and annuity payout period. See I-4LIFE(SM) Advantage (IRA) and (Non-Qualified) and Annuity payouts.

There are additional deductions from and expenses paid out of the assets of the underlying TRUST that are more fully described in the prospectuses for the TRUST.

ADDITIONAL INFORMATION

The administrative charge, surrender charges and account fee described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of charges and fees applicable to a particular contract will be stated in that contract.

THE CONTRACTS

PURCHASE OF CONTRACTS

If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Home Office, an initial PURCHASE PAYMENT and its corresponding BONUS CREDIT, if applicable, will be priced no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial PURCHASE PAYMENT for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the PURCHASE PAYMENT and its corresponding BONUS CREDIT, if applicable, will be returned immediately. Once the application is complete, the initial PURCHASE PAYMENT must be priced within two business days.

WHO CAN INVEST

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The CONTRACTOWNER, joint owner and ANNUITANT cannot be older than age 90 for contracts issued without the bonus option, and age 85 for contracts issued with the bonus option. Maximum issue age applies to all CONTRACTOWNERS and ANNUITANTS. If an ANNUITANT is changed, the new ANNUITANT must be under the maximum issue age at the time the change is effective.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangements itself provides tax-sheltered growth.

REPLACEMENT OF EXISTING INSURANCE

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contact. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of or transfer into a new contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax.

PURCHASE PAYMENTS

PURCHASE PAYMENTS are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $25,000 ($10,000 for Employees and Selling Group Members). The minimum annual amount for additional PURCHASE PAYMENTS is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). PURCHASE PAYMENTS in total may not exceed $2 million without LINCOLN LIFE approval. If you stop making PURCHASE PAYMENTS , the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. PURCHASE PAYMENTS may be made or, if stopped, resumed at any time until the ANNUITY COMMENCEMENT DATE, the surrender of the contract, or the death of the CONTRACTOWNER, whichever comes first. LINCOLN LIFE reserves the right to limit PURCHASE PAYMENTS made to the contract.

SEI REWARDS PROGRAM

For contracts that meet the eligibility requirements for this program, a credit of 1% of the deposit amount will be paid into the contract for each deposit made. Eligibility for this credit is based on the total amount of nonqualified assets that the CONTRACTOWNER, spouse, and children under age 21 have invested in SEI mutual funds, separate account programs, and individual variable annuities. The total amount of these assets must be greater than $1 million in order to qualify for the 1% credit. In addition, the total ACCOUNT VALUE, including the amount of any deposit being made, must be greater than $200,000. This credit will not be considered to be a PURCHASE PAYMENT for income tax purposes, even though it is credited at the time the PURCHASE PAYMENT is made. There is no charge for this credit.

BONUS CREDITS

The following discussion on BONUS CREDITS applies only if you elected to add the bonus option to your contract.

In some states, the term BONUS CREDIT may be referred to as value enhancement or a similar term in the contract.

For each PURCHASE PAYMENT made into the contract, LINCOLN LIFE will credit the contract with a BONUS CREDIT equal to 3% of the PURCHASE PAYMENTS (a higher percentage will be available to SELLING GROUP individuals). The amount of the BONUS CREDIT will be added to the value of the contract at the same time and allocated in the same percentage as the PURCHASE PAYMENT.

LINCOLN LIFE offers a variety of variable annuity contracts. During the surrender charge period, the amount of the BONUS CREDIT may be more than offset by higher surrender charges associated with the BONUS CREDITS. Similar products that do not offer BONUS CREDITS and have lower fees and charges may provide larger cash surrender values than this contract. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.

PERSISTENCY CREDITS

For contracts that elect the bonus option at issue, CONTRACTOWNERS will also receive a PERSISTENCY CREDIT on a quarterly basis after the fourteenth contract anniversary. The amount of the PERSISTENCY CREDIT is calculated by multiplying the ACCOUNT VALUE, less any PURCHASE PAYMENTS that have not been invested in the contract for at least 14 years, by 0.05%. This PERSISTENCY CREDIT will be allocated to the variable SUBACCOUNTS and the fixed account in proportion to the ACCOUNT VALUE in each variable SUBACCOUNT and fixed account at the time the PERSISTENCY CREDIT is paid into the contract.

There is no additional charge to receive this PERSISTENCY CREDIT, and in no case will the PERSISTENCY CREDIT be less than zero.

VALUATION DATE

ACCUMULATION and ANNUITY UNITS will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (VALUATION DATE). On any date other than a VALUATION DATE, the ACCUMULATION UNIT value and the ANNUITY UNIT value will not change.

ALLOCATION OF PURCHASE PAYMENTS AND BONUS CREDITS

PURCHASE PAYMENTS allocated to the variable account are placed into the VAA'S SUBACCOUNTS, each of which invests in shares of its corresponding fund of the TRUST, according to your instructions. Corresponding BONUS CREDITS, if elected, will be allocated to the SUBACCOUNT(S) and/or the fixed side of the contract in the same proportion in which you allocated PURCHASE PAYMENTS.

The minimum amount of any PURCHASE PAYMENT which can be put into any one subaccount is $250. Upon allocation to a SUBACCOUNT, PURCHASE PAYMENTS and any applicable BONUS CREDITS are converted into ACCUMULATION UNITS. The number of ACCUMULATION UNITS credited is determined by dividing the amount allocated to each SUBACCOUNT by the value of an ACCUMULATION UNIT for that SUBACCOUNT on the VALUATION DATE on which the PURCHASE PAYMENT is received at our home office if received before 4:00 p.m., New York time. If the PURCHASE PAYMENT is received at or after 4:00 p.m., New York time, we will use the ACCUMULATION UNIT value computed on the next VALUATION DATE. PLEASE NOTE: If you submit your PURCHASE PAYMENT to your agent, we will not begin processing the PURCHASE PAYMENT until we receive it from your agent's broker-dealer. The number of ACCUMULATION UNITS determined in this way is not changed by any subsequent change in the value of an ACCUMULATION UNIT. However, the dollar value of an ACCUMULATION UNIT will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

VALUATION OF ACCUMULATION UNITS

PURCHASE PAYMENTS and BONUS CREDITS allocated to the VAA are converted into ACCUMULATION UNITS. This is done by dividing the amount allocated by the value of an ACCUMULATION UNIT for the VALUATION PERIOD during which the PURCHASE PAYMENTS and BONUS CREDITS are allocated to the VAA. The ACCUMULATION UNIT value for each SUBACCOUNT was or will be established at the inception of the SUBACCOUNT. It may increase or decrease from VALUATION PERIOD to VALUATION PERIOD. ACCUMULATION UNIT values are affected by investment performance of the funds, expenses, and deduction of certain charges. The ACCUMULATION UNIT value for a SUBACCOUNT for a later VALUATION PERIOD is determined as follows:

    (1) The total value of the fund shares held in the SUBACCOUNT is calculated by multiplying the number of fund shares owned by the SUBACCOUNT at the beginning of the VALUATION PERIOD by the net asset value per share of the fund at the end of the VALUATION PERIOD, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the VALUATION PERIOD; minus

    (2) The liabilities of the SUBACCOUNT at the end of the VALUATION PERIOD; these liabilities include daily charges imposed on the SUBACCOUNT, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

    (3) The result is divided by the number of SUBACCOUNT units outstanding at the beginning of the VALUATION PERIOD.

The daily charges imposed on a SUBACCOUNT for any VALUATION PERIOD are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the VALUATION PERIOD. Because a different daily charge is imposed for contracts with different DEATH BENEFIT options and those with the bonus option, contracts with different DEATH BENEFIT options will have different corresponding ACCUMULATION UNIT values on any given day.

TRANSFERS BETWEEN SUBACCOUNTS ON OR BEFORE THE ANNUITY COMMENCEMENT DATE

You may transfer all or a portion of your investment from one SUBACCOUNT to another. A transfer involves the

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surrender of ACCUMULATION UNITS in one SUBACCOUNT and the purchase of
ACCUMULATION UNITS in the other SUBACCOUNT. A transfer will be done using the respective ACCUMULATION UNIT values determined at the end of the VALUATION DATE on which the transfer request is received. There is no charge for a transfer.

Transfers (within and/or between the variable and fixed SUBACCOUNTS) are limited to twelve (12) per CONTRACT YEAR unless otherwise authorized by LINCOLN LIFE. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross re-investment or portfolio rebalancing programs elected on forms available from us. (See Additional services and the SAI for more information on these programs.)

The minimum amount which may be transferred between SUBACCOUNTS is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a SUBACCOUNT would leave you with less than $300 in the SUBACCOUNT, we may transfer the total balance of the SUBACCOUNT.

A transfer request may be made to our home office using written, telephone or electronic instructions, if the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the CONTRACTOWNER a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the CONTRACTOWNER on the next VALUATION DATE.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems at LINCOLN LIFE, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our home office.

Requests for transfers will be processed on the VALUATION DATE that they are received when they are received in our customer service center before the end of the VALUATION DATE (normally 4:00 p.m. New York time).

When thinking about a transfer of ACCOUNT VALUE, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. This contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers. Repeated patterns of frequent transfers are disruptive to the operation of the SUBACCOUNTS, and should LINCOLN LIFE become aware of such disruptive practices, LINCOLN LIFE may refuse to permit such transfers.

Transfers may be delayed as permitted by the 1940 Act.

TRANSFERS TO AND FROM A FIXED ACCOUNT ON OR BEFORE THE ANNUITY COMMENCEMENT DATE

You may transfer all or any part of the ACCOUNT VALUE from the SUBACCOUNT(S) to the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the SUBACCOUNT if less than $2,000. However, if a transfer from a SUBACCOUNT would leave you with less than $300 in the SUBACCOUNT, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the ACCOUNT VALUE from a fixed account to the various SUBACCOUNT(S) subject to the following restrictions: (1) the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period, unless otherwise authorized by LINCOLN LIFE; and (2) the minimum amount which can be transferred is $300 or the amount in the fixed account.

There is no charge to you for a transfer. Transfers are limited to twelve
(12) per CONTRACT YEAR unless otherwise authorized by LINCOLN LIFE. Transfers made as a part of an automatic transfer program will not be counted against these twelve transfers. Transfers of all or a portion of a fixed account (other than automatic transfer programs) may be subject to an interest adjustment.

Transfers may be delayed as permitted by the 1940 Act.

For a discussion on telephone and electronic transfers, see Transfers between subaccounts on or before the annuity commencement date.

TRANSFERS AFTER THE ANNUITY COMMENCEMENT DATE

If you select I-4LIFE(SM) Advantage, your transfer rights and restrictions for the variable SUBACCOUNTS are the same as they were on or before the ANNUITY COMMENCEMENT DATE, except that no money may be transferred to the fixed side of the contract.

If you do not select I-4LIFE(SM) Advantage, you may transfer all or a portion of your investment in any SUBACCOUNT to another SUBACCOUNT. Those transfers will be limited to three times per CONTRACT YEAR. You may also transfer from a variable annuity payment to a fixed annuity payment. However, transfers from a fixed annuity payment to a variable annuity payment are not permitted. NO TRANSFERS ARE ALLOWED FROM THE FIXED SIDE OF THE CONTRACT TO THE SUBACCOUNTS.

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ADDITIONAL SERVICES

There are four additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us. For further detailed information on these services, please see Additional services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account or certain variable SUBACCOUNTS into the variable SUBACCOUNTS on a monthly basis.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your ACCOUNT VALUE.

The cross-reinvestment service allows you to automatically transfer the ACCOUNT VALUE in a designated variable SUBACCOUNT that exceeds a baseline amount to another specific variable SUBACCOUNT at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of ACCOUNT VALUE allocated to each variable account SUBACCOUNT. The rebalancing may take place monthly, quarterly, semi-annually or annually.

DEATH BENEFIT BEFORE THE ANNUITY COMMENCEMENT DATE

You may designate a BENEFICIARY during your lifetime and change the BENEFICIARY by filing a written request with our home office. Each change of BENEFICIARY revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of BENEFICIARY.

Upon the death of the CONTRACTOWNER, a DEATH BENEFIT will be paid to the BENEFICIARY. Upon the death of a joint owner, the DEATH BENEFIT will be paid to the surviving joint owner. Upon the death of an ANNUITANT who is not the CONTRACTOWNER or joint owner, a DEATH BENEFIT may be paid to the CONTRACTOWNER (and joint owner, if applicable, in equal shares). If the CONTRACTOWNER is a corporation or other non-individual (non-natural person), the death of the ANNUITANT will be treated as death of the CONTRACTOWNER. Only the ACCOUNT VALUE as of the day LINCOLN LIFE approves the payment of the claim is available on the death of the CONTRACTOWNER or joint owner, if the CONTRACTOWNER or joint owner was changed subsequent to the effective date of this contract unless the change occurred because of the death of the prior CONTRACTOWNER or joint owner.

If an ANNUITANT who is not the CONTRACTOWNER or joint owner dies, then the contingent ANNUITANT, if named, becomes the ANNUITANT and no DEATH BENEFIT is payable on the death of the ANNUITANT. If no contingent ANNUITANT is named, the CONTRACTOWNER (or younger of joint owners) becomes the ANNUITANT. Alternatively, a DEATH BENEFIT may be paid to the CONTRACTOWNER (and joint owner, if applicable, in equal shares) provided the annuitant named on this contract has not been changed (except within the first 30 days after the contract has been issued or upon the death of a prior ANNUITANT.

Notification of the election of this DEATH BENEFIT must be received by LINCOLN LIFE within 75 days of the death of the ANNUITANT. The contract terminates when any DEATH BENEFIT is paid due to the death of the ANNUITANT. Only the ACCOUNT VALUE as of the day LINCOLN LIFE approves the payment of the claim is available on the death of the ANNUITANT if the ANNUITANT has been changed subsequent to the effective date of this contract unless the change occurred during the first 30 days subsequent to the effective date of the contract, or because of the death of a prior ANNUITANT.

The value of the DEATH BENEFIT will be determined as of the date on which the death claim is approved for payment. This approval of the DEATH BENEFIT will occur upon receipt of: (1) proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; (2) written authorization for payment; and (3) our receipt of all required claim forms, fully completed (including selection of a settlement option). If the BENEFICIARY is a minor, court documents appointing the guardian/custodian must be submitted.

Notwithstanding any provision of this contract to the contrary, the payment of DEATH BENEFITS provided under this contract must be made in compliance with Code
Section 72(s) or 401(a)(9) as applicable, as amended from time to time. DEATH BENEFITS may be taxable. See Federal tax matters.

When applying for a contract, an applicant may request one of the following DEATH BENEFIT options. If no death benefit option is chosen, the Return of Premium death benefit option will be the DEATH BENEFIT as of the contract date.

ACCOUNT VALUE DEATH BENEFIT. The DEATH BENEFIT is equal at all times to the ACCOUNT VALUE on the date on which the death claim is approved by us for payment.

RETURN OF PRINCIPAL DEATH BENEFIT. The DEATH BENEFIT is equal to the greater of the ACCOUNT VALUE on the date on which the death claim is approved by us for payment or the sum of all PURCHASE PAYMENTS minus withdrawals, including any applicable charges, and premium tax incurred. This DEATH BENEFIT may also be referred to as Guarantee of Principal in your contract.

ANNUAL STEP-UP DEATH BENEFIT. If the death occurs before the ANNUITY COMMENCEMENT DATE and the Annual Step-Up death benefit is in effect, the DEATH BENEFIT paid will be the greatest of:

(1) the ACCOUNT VALUE as of the day on which LINCOLN LIFE approves the payment of the claim;

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(2) the sum of all PURCHASE PAYMENTS less the sum of all withdrawals, including any applicable charges, and premium tax incurred; or

(3) the highest ACCOUNT VALUE which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any PURCHASE PAYMENTS on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the CONTRACTOWNER, joint owner or ANNUITANT for whom the death claim is approved for payment. The highest ACCOUNT VALUE is adjusted for certain transactions. It is increased by PURCHASE PAYMENTS and is decreased by partial withdrawals, including any applicable charges, and any premium taxes incurred on or subsequent to the contract anniversary on which the highest ACCOUNT VALUE is obtained.

This DEATH BENEFIT may also be referred to as EGMDB in your contract.

5% STEP-UP DEATH BENEFIT. The DEATH BENEFIT is equal to the greatest of four amounts:

(1) the ACCOUNT VALUE on the date on which the death claim is approved by us for payment;

(2) the sum of all PURCHASE PAYMENTS minus withdrawals, including any applicable charges, and premium tax incurred;

(3) the highest ACCOUNT VALUE on any contract anniversary prior to the 81st birthday of the deceased, increased by PURCHASE PAYMENTS and decreased by partial withdrawals, including any applicable charges, and premium tax incurred subsequent to the contract anniversary on which the highest ACCOUNT VALUE is obtained; or

(4) the accumulation of all PURCHASE PAYMENTS minus the accumulation of all withdrawals, including any applicable charges and premium tax; where each PURCHASE PAYMENT, withdrawal, including any applicable charges and premium tax will be accumulated daily at an annual rate of 5% from the date of the PURCHASE PAYMENT, withdrawal, partial annuitization and premium tax until the earlier of the date of death of the deceased (owner, joint owner or ANNUITANT) or the contract date anniversary immediately preceding the 81st birthday of the deceased (owner, joint owner, or ANNUITANT) except that the accumulation of any PURCHASE PAYMENT, withdrawal, including any applicable charges and premium tax will not exceed 200% of that PURCHASE PAYMENT, withdrawal, including any applicable charges and premium tax.

When applying for a contract, an applicant can request a contract with the 5% Step-Up death benefit. The 5% Step-Up death benefit is not available under contracts issued to a CONTRACTOWNER, joint owner or ANNUITANT who is age 80 or older at the time of issuance. If the 5% Step-Up death benefit is not elected at the time of issue, you cannot select it at a later time.

After a contract is issued, the CONTRACTOWNER may discontinue the 5% Step-Up, Annual Step-Up and Return of Principal death benefit at any time by completing the Death Benefit Discontinuance form and sending it to LINCOLN LIFE. The benefit will be discontinued as of the VALUATION DATE we receive the request, and the DEATH BENEFIT will be a lower DEATH BENEFIT as chosen by the client, and we will stop deducting the charge for the former DEATH BENEFIT as of that date. See Charges and other deductions. If you discontinue the benefit, it cannot be reinstated. For purposes of determining allowable substitutions, Account Value is the lowest level of DEATH BENEFIT. Return of Premium is the next highest option, followed by Annual Step-Up, with 5% Step-Up being the highest level of DEATH BENEFIT.

An Estate Enhancement Benefit Rider (EEB Rider) and an Accumulated Benefit Enhancement (ABE(SM)) Rider are also available. Information regarding these riders can be found below.

ESTATE ENHANCEMENT BENEFIT RIDER (EEB RIDER). The amount of DEATH BENEFIT payable under this Rider is the greatest of the following amounts:

  (1) The ACCOUNT VALUE on the VALUATION DATE the DEATH BENEFIT is approved by LINCOLN LIFE for payment.

  (2) The sum of all PURCHASE PAYMENTS, minus all withdrawals, including any applicable charges, and premium tax incurred, if any.

  (3) The highest ACCOUNT VALUE which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any PURCHASE PAYMENT on the contract anniversary) prior to the 81st birthday of the deceased CONTRACTOWNER, joint owner (if applicable), or ANNUITANT and prior to the death of the CONTRACTOWNER, joint owner or ANNUITANT for whom a death claim is approved for payment. The highest ACCOUNT VALUE is adjusted for certain transactions. It is increased by PURCHASE PAYMENTS made on or after that contract anniversary on which the highest ACCOUNT VALUE is obtained. It is decreased by partial withdrawals, including any applicable charges, and premium taxes incurred, if any, on or after that contract anniversary on which the highest ACCOUNT VALUE is obtained.

  (4) (Only if this Rider is elected in combination with the 5% Step-Up death benefit): The accumulation of all PURCHASE PAYMENTS minus the accumulation of all withdrawals, including any applicable charges, and premium tax incurred. These PURCHASE PAYMENTS, withdrawals, including any applicable charges, and premium tax incurred are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased

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      person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased CONTRACTOWNER, joint owner or ANNUITANT will then be increased by PURCHASE PAYMENTS made on or subsequent to that contract anniversary and decreased by withdrawals, including any applicable charges and premium tax incurred, if any, on or subsequent to the contract anniversary.

  (5) The ACCOUNT VALUE on the VALUATION DATE the DEATH BENEFIT is approved by LINCOLN LIFE for payment plus an amount equal to the Enhancement Rate times the lesser of: (1) the contract earnings; or (2) the covered earnings limit. [NOTE: IF THERE ARE NO CONTRACT EARNINGS, THERE WILL NOT BE AN AMOUNT PROVIDED UNDER THIS ITEM (5).]

The Enhancement Rate is based on the age of the oldest CONTRACTOWNER, joint owner (if applicable), or ANNUITANT on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest CONTRACTOWNER, joint owner (if applicable), or ANNUITANT is age 76 or older at the time the Rider would become effective.

Contract EARNINGS equals:

  (1) the ACCOUNT VALUE as of the date of death of the individual for whom a death claim is approved by LINCOLN LIFE for payment; minus

  (2) the ACCOUNT VALUE as of the effective date of this Rider (determined before the allocation of any PURCHASE PAYMENTS on that date); minus

  (3) each PURCHASE PAYMENT that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus

  (4) the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract EARNINGS immediately prior to the withdrawal.

The covered EARNINGS limit equals 200% of:

  (1) the ACCOUNT VALUE as of the effective date of this Rider (determined before the allocation of any PURCHASE PAYMENTS on that date); plus

  (2) each PURCHASE PAYMENT that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the CONTRACTOWNER, joint owner (if applicable) or ANNUITANT; minus

  (3) the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract EARNINGS immediately prior to the withdrawal.

The Estate Enhancement Benefit will not be paid if the CONTRACTOWNER, joint owner or ANNUITANT is changed after the effective date of the Rider unless the change is the result of the surviving spouse continuing the contract. A change in CONTRACTOWNER, joint owner (if applicable), or ANNUITANT will reduce the DEATH BENEFIT to the ACCOUNT VALUE for the new individual.

THE EEB RIDER MAY NOT BE AVAILABLE IN ALL STATES AND IS NOT CURRENTLY AVAILABLE FOR CONTRACTS SOLD AS IRAS OR ROTH IRAS. PLEASE CHECK WITH YOUR INVESTMENT REPRESENTATIVE REGARDING AVAILABILITY OF THIS RIDER. Contracts purchased before the EEB Rider becomes available in your state may add the Rider if it becomes available, but the request to add the Rider must be received by LINCOLN LIFE within six months after state approval. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

If you elect the EEB Rider after purchase, the benefit will take effect as of the VALUATION DATE following our receipt of the election request, and we will begin deducting the charge for the Rider as of that date. Should you elect the EEB Rider at time of purchase the benefit will take effect on the VALUATION DATE at time of issue and we will begin deducting the charge on that date.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the ANNUITY PAYOUT period. AS THIS RIDER MAY NOT BE AVAILABLE TO ALL CLASSES OF CONTRACTOWNERS, PLEASE CONTACT YOUR INVESTMENT REPRESENTATIVE.

ACCUMULATED BENEFIT ENHANCEMENT (ABE(SM)) In addition to the DEATH BENEFIT offered under the contract, we also provide to eligible CONTRACTOWNERS of non-qualified contracts an Accumulated Benefit Enhancement (ABE(SM)) Death Benefit option, if requested at the time of application, at no additional charge. You are eligible to receive the ABE(SM) Death Benefit if:

- you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with LINCOLN LIFE to purchase the contract. (Prior contracts with loans or collateral assignments are not eligible for this benefit);

                                                                              17
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- the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require LINCOLN LIFE approval);

- all CONTRACTOWNERS, joint owners and ANNUITANTS must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit;

- the CONTRACTOWNERS, joint owners and ANNUITANTS of the contract must have been owners or ANNUITANTS of the prior contract(s);

- the CONTRACTOWNER must also select one of the following DEATH BENEFIT options offered under the contract: the Annual Step-Up Death Benefit, 5% Step-Up, Estate Enhancement Benefit (EEB) or EEB with 5% Step-Up.

Whenever this ABE(SM) Death Benefit is in effect, the DEATH BENEFIT amount will be the greater of the DEATH BENEFIT chosen under the contract and this ABE(SM) Death Benefit. Any DEATH BENEFIT will be paid in the manner defined within the contract (see the discussions on death benefits before the annuity commencement date and general death benefit information).

Upon the death of any CONTRACTOWNER, joint owner or annuitant, the ABE(SM) Death Benefit will be equal to the sum of all PURCHASE PAYMENTS made under the new contract, plus the Enhancement Amount, minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first CONTRACT YEAR, only 75% of the Enhancement Amount will be used to calculate the ABE(SM) Death Benefit.

The Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by LINCOLN LIFE. However, LINCOLN LIFE will impose a limit on the prior contract's death benefit equal to the lesser of:

    1)  140% of the prior contract's cash value; or

    2)  the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by LINCOLN LIFE is less than 95% of the documented cash value from the prior carrier, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For this ABE(SM) Death Benefit to be effective, documentation of the death benefit and cash value from the prior carrier(s) must be provided to LINCOLN LIFE at the time of the application. LINCOLN LIFE will only accept these amounts in a format provided by the prior carrier. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior carrier.

If more than one annuity contract is exchanged to LINCOLN LIFE, the Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total Enhancement Amount.

Under the new contract, upon the death of any CONTRACTOWNER, joint owner or ANNUITANT who was not a CONTRACTOWNER or ANNUITANT on the effective date of the new contract, the ABE(SM) Death Benefit will be equal to the CONTRACT VALUE under the new contract as of the date the death claim is approved by LINCOLN LIFE for payment (unless the change occurred because of the death of a CONTRACTOWNER, joint owner or ANNUITANT). If any CONTRACTOWNER, joint owner or ANNUITANT is changed due to a death and the new CONTRACTOWNER, joint owner or ANNUITANT is age 76 or older when added to the contract, then the ABE(SM) Death Benefit for this new CONTRACTOWNER, joint owner or ANNUITANT will be equal to the CONTRACT VALUE as of the date the death claim is approved by LINCOLN LIFE for payment.

This ABE(SM) Death Benefit will terminate on the earliest of:

    1) the VALUATION DATE the selected DEATH BENEFIT option of the contract is changed; or

    2)  the ANNUITY COMMENCEMENT DATE.

IT IS IMPORTANT TO REALIZE THAT THIS ABE(SM) DEATH BENEFIT WILL IN MANY CASES BE LESS THAN THE DEATH BENEFIT FROM YOUR PRIOR COMPANY. THIS IS ALWAYS TRUE IN THE FIRST YEAR, WHEN ONLY 75% OF THE ENHANCEMENT AMOUNT IS AVAILABLE.

THE ABE(SM) DEATH BENEFIT MAY NOT BE AVAILABLE IN ALL STATES. PLEASE CHECK WITH YOUR INVESTMENT REPRESENTATIVE REGARDING AVAILABILITY.

GENERAL DEATH BENEFIT INFORMATION

THE ACCOUNT VALUE, RETURN OF PRINCIPAL, ANNUAL STEP-UP, 5% STEP-UP AND EEB RIDER (IN COMBINATION WITH, OR WITHOUT, THE 5% STEP-UP) DEATH BENEFITS ARE SEPARATE DEATH BENEFIT ELECTIONS. ONLY ONE OF THESE SIX DEATH BENEFIT ELECTIONS MAY BE IN EFFECT AT ANY ONE TIME AND THESE ELECTIONS TERMINATE IF YOU ELECT AN I-4LIFE(SM) ADVANTAGE.

If there are joint owners, upon the death of the first CONTRACTOWNER, LINCOLN LIFE will pay a DEATH BENEFIT to the surviving joint owner. The surviving joint owner will be treated as the primary, designated BENEFICIARY. Any other BENEFICIARY designation on record at the time of death will be treated as a contingent BENEFICIARY. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole CONTRACTOWNER. Upon the death of the spouse who continues the contract, LINCOLN LIFE will pay a DEATH BENEFIT to the designated BENEFICIARY(S).

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If the BENEFICIARY is the spouse of the CONTRACTOWNER, then the spouse may elect to continue the contract as the new CONTRACTOWNER. Should the surviving spouse elect to continue the contract, a portion of the DEATH BENEFIT may be credited to the contract. Any portion of the DEATH BENEFIT that would have been payable (if the contract had not been continued) that exceeds the current ACCOUNT VALUE will be credited to the contract. Any portion of the DEATH BENEFIT that would have been payable (if the contract had not been continued) that exceeds the current CONTRACT VALUE (on the date the surviving spouse elects to continue) will be added to the CONTRACT VALUE. If the contract is continued in this way, and the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the ANNUITANT at the time the Estate Enhancement Benefit is paid into the contract. The contract EARNINGS and the covered EARNINGS limit will be reset, treating the current ACCOUNT VALUE (after crediting any DEATH BENEFIT amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving ANNUITANT is 76 or older, the DEATH BENEFIT payable will become the greatest of the first four amounts listed above and the total annual charge will be reduced to 1.40% for Annual Step-Up and 1.55% for 5% Step-up.

Unless otherwise provided in the BENEFICIARY designation, one of the following procedures will take place on the death of a BENEFICIARY:

  1. If any BENEFICIARY dies before the CONTRACTOWNER, that BENEFICIARY'S interest will go to any other BENEFICIARIES named, according to their respective interests; and/or

  2. If no BENEFICIARY survives the CONTRACTOWNER, the proceeds will be paid to the CONTRACTOWNER'S estate.

Unless the CONTRACTOWNER has already selected a settlement option, the BENEFICIARY may choose the method of payment of the DEATH BENEFIT. The DEATH BENEFIT payable to the BENEFICIARY or joint owner must be distributed within five years of the CONTRACTOWNER'S date of death unless the BENEFICIARY begins receiving within one year of the CONTRACTOWNER'S death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the BENEFICIARY'S life expectancy.

If the DEATH BENEFIT becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an ANNUITY PAYOUT. Upon the death of the ANNUITANT, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of DEATH BENEFITS. This payment may be postponed as permitted by the Investment Company Act of 1940.

OWNERSHIP

The owner on the date of issue will be the person designated in the contract specifications. If no owner is designated, the ANNUITANT(S) will be the owner. The owner may name a joint owner.

As CONTRACTOWNER, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all CONTRACTOWNERS and their designated BENEFICIARIES; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.

JOINT OWNERSHIP

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.

ANNUITANT

The following rules apply prior to the ANNUITY COMMENCEMENT DATE. You may name only one ANNUITANT [unless you are a tax-exempt entity, then you can name two joint ANNUITANTS]. You (if the CONTRACTOWNER is a natural person) have the right to change the ANNUITANT at any time by notifying LINCOLN LIFE of the change. The new ANNUITANT must be under age 90 for contracts without the bonus option, age 85 for contracts with the bonus option as of the effective date of the change. This change may cause a reduction of the DEATH BENEFIT on the death of the ANNUITANT. See The contracts -- Death benefit.

A contingent ANNUITANT may be named or changed by notifying LINCOLN LIFE in writing.

On or after the ANNUITY COMMENCEMENT DATE, the ANNUITANT or joint ANNUITANTS may not be changed. Contingent ANNUITANT designations are no longer applicable.

SURRENDERS AND WITHDRAWALS

Before the ANNUITY COMMENCEMENT DATE, we will allow the surrender of the contract or a withdrawal of the ACCOUNT VALUE upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the ANNUITY COMMENCEMENT DATE depend on the ANNUITY PAYOUT option selected. See Annuity payouts -- Annuity options.

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The amount available upon surrender/withdrawal is the ACCOUNT VALUE less any applicable charges, fees, and taxes at the end of the VALUATION PERIOD during which the written request for surrender/withdrawal is received at the home office. The minimum amount which can be withdrawn is $300. If a withdrawal would reduce your ACCOUNT VALUE below $1,000, we may surrender the contract. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all SUBACCOUNTS within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total ACCOUNT VALUE. Surrenders and withdrawals from the fixed account may be subject to an interest adjustment. See Fixed side of the contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of ACCOUNT VALUE. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining ACCOUNT VALUE. See Charges and other deductions. The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal tax matters.

SMALL CONTRACT SURRENDERS

LINCOLN LIFE may surrender your IRA or nonqualified contract, in accordance with the laws of your state if: 1) your CONTRACT VALUE drops below certain state specified minimum amounts, ($1,000 or less) for any reason, including if your CONTRACT VALUE decreases due to the performance of the SUBACCOUNTS you selected,
2) no PURCHASE PAYMENTS have been received for two (2) full, consecutive contract years, and 3) the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states). At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your CONTRACT VALUE above the minimum level to avoid surrender. If we surrender your contract, we will not assess any charge.

I-4LIFE(SM)ADVANTAGE
(IRA ANNUITY CONTRACTS ONLY)

The I-4LIFE(SM) Advantage for IRA contracts provides you variable, periodic regular income payments. This option, when available in your state, is subject to a charge, (imposed only during the I-4LIFE(SM) Advantage payout phase) computed daily, equal to an annual rate of 1.75% for the I-4LIFE(SM) Advantage Return of Premium death benefit, and 1.85% for the I-4LIFE(SM) Advantage Annual Step-Up death benefit, of the net asset value of the Account Value in the VAA. For contracts with the bonus option, an additional .20% charge applies. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. If I-4LIFE(SM) Advantage is elected at issue of the contract, I-4LIFE(SM) Advantage and the charge will begin on the contract's effective date. Otherwise, I-4LIFE(SM) Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect I-4LIFE(SM) Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect I-4LIFE(SM) Advantage.

I-4LIFE(SM) Advantage for IRA contracts is only available for IRA and Roth IRA contracts (excluding SEP and SARSEP markets) with an CONTRACT VALUE of at least $50,000 and only if the annuitant is age 59 1/2 or older at the time the option is elected. You may elect the I-4LIFE(SM) Advantage at the time of application or at any time before the ANNUITY COMMENCEMENT DATE by sending a written request to our home office. Additional PURCHASE PAYMENTS may be made during the Access Period.

There is no guarantee that I-4LIFE(SM) Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time.

At the time you elect I-4LIFE(SM) Advantage, you also select a new death benefit option. Once I-4LIFE(SM) Advantage begins, any prior DEATH BENEFIT election will terminate and this new death benefit will be provided, as discussed below. The amount paid under this new death benefit may be less than the amount that would have been paid under the DEATH BENEFIT provided before I-4LIFE(SM) Advantage began.

Please refer to Federal tax matters for a discussion of the tax consequences of distributions from qualified retirement plans.

If I-4LIFE(SM) Advantage is selected, the applicable transfer provisions among SUBACCOUNTS will continue to be those specified in your annuity contract for transfers on or before the ANNUITY COMMENCEMENT DATE. However, once the I-4LIFE(SM) Advantage begins, any automatic withdrawal service will terminate. See The contracts.

Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts -- Variable annuity payouts above for a more detailed explanation.

REGULAR INCOME. I-4LIFE(SM) Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an ANNUITANT is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Subsequent regular income payments will be adjusted each calendar year with the performance of the SUBACCOUNTS selected. For example, if net investment performance for the year is 3% higher (annualized) than the

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assumed rate, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%.

ACCESS PERIOD. At the time you elect I-4LIFE(SM) Advantage, you also select the Access Period, which begins no more than fourteen days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may make PURCHASE PAYMENTS , surrender the contract, and access your Account Value (defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect I-4LIFE(SM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.

ACCOUNT VALUE. The initial Account Value is the contract value on the VALUATION DATE I-4LIFE(SM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/ decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance of the subaccounts your ANNUITY UNITS are invested in.

WITHDRAWALS. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. See Federal tax matters -- Tax treatment of qualified contracts. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.

SURRENDER. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.

DEATH BENEFIT. During the Access Period, I-4LIFE(SM) Advantage provides two death benefit options:

    (1) I-4LIFE(SM) Advantage Return of Premium death benefit; and

    (2) I-4LIFE(SM) Advantage Annual Step-Up death benefit.

Under any I-4LIFE(SM) Advantage death benefit, if you die during the Access Period, the I-4LIFE(SM) Advantage will terminate. Your BENEFICIARY may start a new I-4LIFE(SM) Advantage program. If your spouse's life was also used to determine the regular income payment and the spouse dies, the regular income payment may be recalculated.

The I-4LIFE(SM) Advantage Return of Premium death benefit is the greater of:

    1. the Account Value as of the day on which LINCOLN LIFE approves the payment of the claim; or

    2. the sum of all PURCHASE PAYMENTS less the sum of all regular income payments, withdrawals (including any applicable charges), and premium taxes incurred, if any.

The charge under this death benefit is equal to an annual rate of 1.75% of the net asset value of the Account Value in the VAA. For contracts with the bonus option, an additional .20% charge applies. This death benefit may not be available in all states. You may not change this death benefit once it is elected.

The I-4LIFE(SM) Advantage Annual Step-Up death benefit is the greatest of:

    1. the Account Value as of the day on which LINCOLN LIFE approves the payment of the claim;

    2. the sum of all PURCHASE PAYMENTS less the sum of all regular income payments, withdrawals (including any applicable charges), and premium taxes incurred, if any; or

    3. the highest Account Value or CONTRACT VALUE which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any PURCHASE PAYMENTS on that contract anniversary) prior to the 81st birthday of the deceased. The highest Account Value or CONTRACT VALUE is increased by PURCHASE PAYMENTS and is decreased by regular income payments, withdrawals (including any applicable charges), and any premium taxes incurred subsequent to the anniversary date on which the highest Account Value or CONTRACT VALUE is obtained.

Only the highest Account Value achieved on an anniversary following the election of I-4LIFE(SM) Advantage will be considered if you did not elect (or you discontinued)

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the Annual Step-Up, EEB, or 5% Step-Up (with or without the EEB) DEATH BENEFIT as the DEATH BENEFIT before I-4LIFE(SM) Advantage. If you elected one of these DEATH BENEFIT options after the effective date of the contract, only the highest Account Value or CONTRACT VALUE after that DEATH BENEFIT election will be used.

The charge under this death benefit is equal to an annual rate of 1.85% of the net asset value of the Account Value in the VAA. For contracts with the bonus option, an additional .20% charge applies. This death benefit may not be available in all states.

During the Access Period, contracts with the I-4LIFE(SM) Advantage Annual Step-Up death benefit may elect to change to the I-4LIFE(SM) Advantage Return of Premium death benefit. We will effect the change in death benefiton the VALUATION DATE we receive a completed election form at our home office, and we will begin deducting the lower mortality and expense risk and administrative charge at that time. Once the change is effective, you may not elect to return to the I-4LIFE(SM) Advantage Annual Step-Up death benefit.

For both death benefit options, following the Access Period, the death benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no death benefit.

AVAILABILITY. The introduction of I-4LIFE(SM) Advantage will vary depending on your state. In states where I-4LIFE(SM) Advantage is not yet available, an earlier version (called the INCOME4LIFE-REGISTERED TRADEMARK- Solution) is available. Under the INCOME4LIFE-REGISTERED TRADEMARK- Solution, the death benefit is equal to the Account Value as of the day on which LINCOLN LIFE approves the payment of the claim (as opposed to the Return of Premium death benefit and Annual Step-Up death benefit offered under I-4LIFE(SM) Advantage). The charge under the INCOME4LIFE-REGISTERED TRADEMARK- Solution is equal to an annual rate of 1.65% of the net asset value of the Account Value in the VAA (as opposed to an annual rate of 1.75% or 1.85% under I-4LIFE(SM) Advantage). For contracts with the bonus option, an additional .20% charge applies. The INCOME4LIFE-REGISTERED TRADEMARK- Solution provides higher regular income payments and lower Account Value than are realized under I-4LIFE(SM) Advantage. For a limited time, contracts in force prior to the availability of I-4LIFE(SM) Advantage in a particular state may elect the INCOME4LIFE-REGISTERED TRADEMARK-Solution. Contracts issued after I-4LIFE(SM) Advantage is available in your state may only elect I-4LIFE(SM) Advantage.

TERMINATION. You may terminate I-4LIFE(SM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next VALUATION DATE after we receive the notice. Your DEATH BENEFIT will be the DEATH BENEFIT in effect before I-4LIFE(SM) Advantage began (if available), unless you choose a DEATH BENEFIT with a lower charge than the DEATH BENEFIT previously in effect (see the Expense Table for a list of the available DEATH BENEFITS and corresponding charges). You may not choose a DEATH BENEFIT with a higher charge than the DEATH BENEFIT previously in effect. Upon termination, we will stop assessing the charge for the I-4LIFE(SM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with this DEATH BENEFIT. Your CONTRACT VALUE upon termination will be the Account Value on the VALUATION DATE we terminate I-4LIFE(SM) Advantage.

FIXED SIDE OF THE CONTRACT. If your CONTRACT VALUE includes amounts held in the fixed side of the contract at the time I-4LIFE(SM) Advantage is effective, or if, during the Access Period, you make transfers to or allocate PURCHASE PAYMENTS to the fixed side of the contract, your Account Value will include the value in the VAA and the value in the fixed side of the contract. We will credit amounts held in the fixed side of the contract at an interest rate guaranteed to be at least 3.0% per year, and apply an interest adjustment (and surrender charge, if applicable) to any withdrawals you make from the fixed side of the contract before the expiration of a guaranteed period. However, we will not apply an interest adjustment to your regular income payments. AT THE END OF THE ACCESS PERIOD, WE WILL TRANSFER ANY AMOUNT REMAINING IN THE FIXED SIDE OF THE CONTRACT TO THE SUBACCOUNTS IN ACCORDANCE WITH CURRENT ALLOCATION INSTRUCTIONS. All fixed account rights and restrictions apply to amounts held in the fixed side of the contract during the Access Period. (See -- Fixed side of the contract).

DELAY OF PAYMENTS

Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (other than weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect CONTRACTOWNERS.

If mandated under applicable law, we may be required to reject a PURCHASE PAYMENT. We may also be required to block a CONTRACTOWNER'S account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or DEATH BENEFITS, until instructions are received from the appropriate regulator.

REINVESTMENT PRIVILEGE

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned. This election must be made within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of

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ACCUMULATION UNITS which will be credited when the proceeds are reinvested will be based on the value of the ACCUMULATION UNIT(S) on the next VALUATION DATE. This computation will occur following receipt of the proceeds and request for reinvestment at the home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.

AMENDMENT OF CONTRACT

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

COMMISSIONS

LINCOLN LIFE may offer the contracts through its registered representatives or through registered representatives of broker dealers it maintains selling agreements with. Registered representatives offering the contracts are registered with the National Association of Securities Dealer, Inc. (NASD) and their broker dealers are members of the National Association of Securities Dealers, Inc. (NASD). Commissions may be paid to such broker dealers on behalf of their registered representatives and these broker dealers may retain a portion of the commissions paid. LINCOLN LIFE may pay additional compensation to these broker dealers and/or reimburse them for portions of contract sales expenses. These broker dealers may pay their registered representatives a portion of the reimbursement allowance. LINCOLN LIFE may pay additional cash benefits and/or offer non-cash compensation programs, such as conferences or trips, to its registered representatives and/or these broker dealers.

Commissions are paid to dealers under different commission options. The maximum commission paid as a percentage of each purchase payment is 7.10%. Alternate commission schedules are available with lower initial commission amounts based on PURCHASE PAYMENTS plus ongoing annual compensation of up to 1.00%. Upon annuitization, the commissions paid to dealers are a maximum of 3.00% of account annuitized and/or an annual continuing commission of up to 1.00% of statutory reserves. These commissions are not deducted from PURCHASE PAYMENTS or ACCOUNT VALUE; they are paid by us. In the future, additional sales incentives may be provided to dealers.

CONTRACTOWNER QUESTIONS

The obligations to purchasers under the contracts are those of LINCOLN LIFE. This prospectus provides a general description of the contract. Contracts, endorsements and riders may vary as required by state. Questions about your contract should be directed to us at 1-800-338-0355.

ANNUITY PAYOUTS

When you apply for a contract, you may select any ANNUITY COMMENCEMENT DATE permitted by law.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the ACCOUNT VALUE may be used to purchase an annuity.

You may elect ANNUITY PAYOUTS in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the variable annuity options available.

ANNUITY OPTIONS

LIFE ANNUITY. This option offers a periodic payout during the lifetime of the ANNUITANT and ends with the last payout before the death of the ANNUITANT. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a DEATH BENEFIT for BENEFICIARIES. HOWEVER, THERE IS THE RISK UNDER THIS OPTION THAT THE RECIPIENT WOULD RECEIVE NO PAYOUTS IF THE ANNUITANT DIES BEFORE THE DATE SET FOR THE FIRST PAYOUT; ONLY ONE PAYOUT IF DEATH OCCURS BEFORE THE SECOND SCHEDULED PAYOUT, AND SO ON.

LIFE ANNUITY WITH GUARANTEED PERIOD. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the ANNUITANT. The designated period is selected by the CONTRACTOWNER.

JOINT LIFE ANNUITY. This option offers a periodic payout during the joint lifetime of the ANNUITANT and a designated joint ANNUITANT. The payouts continue during the lifetime of the survivor.

JOINT LIFE ANNUITY WITH GUARANTEED PERIOD. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the ANNUITANT and a designated joint ANNUITANT. The payouts continue during the lifetime of the survivor. The designated period is selected by the CONTRACTOWNER.

JOINT LIFE AND TWO THIRDS SURVIVOR ANNUITY. This option provides a periodic payout during the joint lifetime of the ANNUITANT and a designated joint ANNUITANT.

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When one of the joint ANNUITANTS dies, the survivor receives two thirds of the periodic payout made when both were alive.

JOINT LIFE AND TWO-THIRDS SURVIVOR ANNUITY WITH GUARANTEED PERIOD. This option provides a periodic payout during the joint lifetime of the ANNUITANT and a joint ANNUITANT. When one of the joint ANNUITANTS dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the ANNUITANTS dies during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

UNIT REFUND LIFE ANNUITY. This option offers a periodic payout during the lifetime of the ANNUITANT with the guarantee that upon death a payout will be made of the value of the number of ANNUITY UNITS (see Variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the ANNUITY UNIT value for the date payouts begin, minus (b) the ANNUITY UNITS represented by each payout to the ANNUITANT multiplied by the number of payouts paid before death. The value of the number of ANNUITY UNITS is computed on the date the death claim is approved for payment by the home office.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an ANNUITY PAYOUT option as a method of paying the DEATH BENEFIT to a BENEFICIARY. If you do, the BENEFICIARY cannot change this payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The applicable mortality and expense risk charge of 1.25% and the charge for administrative services of .15% will be assessed on all variable ANNUITY PAYOUTS (except for the I-4LIFE(SM) Advantage which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.

VARIABLE ANNUITY PAYOUTS

Variable ANNUITY PAYOUTS will be determined using:

  1. The ACCOUNT VALUE on the ANNUITY COMMENCEMENT DATE, less any applicable premium taxes;

  2.  The annuity tables contained in the contract;

  3.  The annuity option selected; and

  4.  The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

  1.  Determine the dollar amount of the first periodic payout; then

  2. Credit the contract with a fixed number of ANNUITY UNITS equal to the first periodic payout divided by the ANNUITY UNIT value; and

  3.  Calculate the value of the ANNUITY UNITS each period thereafter.

ANNUITY PAYOUTS assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by LINCOLN LIFE. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

GENERAL INFORMATION

A DEATH BENEFIT is not available AFTER THE ANNUITY COMMENCEMENT DATE. The ANNUITY COMMENCEMENT DATE is usually on or before the CONTRACTOWNER'S
90th birthday. You may change the ANNUITY COMMENCEMENT DATE, change the annuity option or change the allocation of the investment among SUBACCOUNTS up to 30 days before the scheduled ANNUITY COMMENCEMENT DATE, upon written notice to the home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a BENEFICIARY in a lump sum, the BENEFICIARY may choose any ANNUITY PAYOUT option.

Unless you select another option, the contract automatically provides for a life annuity with ANNUITY PAYOUTS guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the ANNUITANT'S death (or surviving ANNUITANT'S death in case of joint life annuity) will be paid to your BENEFICIARY as payouts become due.

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I-4LIFE(SM) ADVANTAGE

(NON-QUALIFIED ANNUITY CONTRACTS ONLY)

We offer a variable ANNUITY PAYOUT option for non-qualified contracts. This option, when available in your state, is subject to a charge, (imposed only during the I-4LIFE(SM) Advantage payout phase) computed daily, equal to an annual rate of 1.75% for the I-4LIFE(SM) Advantage Return of Premium death benefit, and 1.85% for the I-4LIFE(SM) Advantage Annual Step-Up death benefit, of the net asset value of the Account Value in the VAA. For contracts with the bonus option, an additional .20% charge applies. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. If I-4LIFE(SM) Advantage is elected at issue of the contract, I-4LIFE(SM) Advantage and the charge will begin on the contract's effective date. Otherwise, I-4LIFE(SM) Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect I-4LIFE(SM) Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect I-4LIFE(SM) Advantage.

If your contract value is at least $50,000, you may elect the I-4LIFE(SM) Advantage at the time of application or at any time before the ANNUITY COMMENCEMENT DATE by sending a written request to our home office. The fixed account is not available with I-4LIFE(SM) Advantage. Additional PURCHASE PAYMENTS will not be accepted after I-4LIFE(SM) Advantage is elected.

There is no guarantee that I-4LIFE(SM) Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time.

At the time you elect I-4LIFE(SM) Advantage, you also select a new death benefit option. Once I-4LIFE(SM) Advantage begins, any prior DEATH BENEFIT election will terminate and this new death benefit will be provided, as discussed below. The amount paid under this new death benefit may be less than the amount that would have been paid under the DEATH BENEFIT provided before I-4LIFE(SM) Advantage began.

Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts -- Variable annuity payouts above for a more detailed explanation.

REGULAR INCOME. I-4LIFE(SM) Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an ANNUITANT is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Subsequent regular income payments will be adjusted periodically with the performance of the SUBACCOUNTS selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. See Federal Tax matters -- Taxation of annuity payouts. In most states, you may also elect to have regular income payments recalculated only once each year, resulting in level regular income payments between recalculation dates.

ACCESS PERIOD. At the time you elect I-4LIFE(SM) Advantage, you also select the Access Period, which begins no more than fourteen days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and access your Account Value (defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect I-4LIFE(SM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods.

ACCOUNT VALUE. The initial Account Value is the contract value on the VALUATION DATE I-4LIFE(SM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/ decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any ANNUITANT is living, and will continue to be adjusted for investment performance of the subaccounts your ANNUITY UNITS are invested in.

WITHDRAWALS. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. See Federal tax matters -- Taxation of withdrawals and surrenders. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.

SURRENDER. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.

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DEATH BENEFIT. During the Access Period, I-4LIFE(SM) Advantage provides two death benefit options:

    1.  I-4LIFE(SM) Advantage Return of Premium death benefit; and

    2.  I-4LIFE(SM) Advantage Annual Step-Up death benefit.

The I-4LIFE(SM) Advantage Return of Premium death benefit is the greater of:

    1. the Account Value as of the day on which Lincoln Life approves the payment of the claim; or

    2. the sum of all purchase payments less the sum of all regular income payments, withdrawals (including any applicable charges), and premium taxes incurred, if any.

The charge under this death benefit is equal to an annual rate of 1.75% of the net asset value of the Account Value in the VAA. For contracts with the bonus option, an additional .20% charge applies. This death benefit may not be available in all states. You may not change this death benefit once it is elected.

The I-4LIFE(SM) Advantage Annual Step-Up death benefit is the greatest of:

    1. the Account Value as of the day on which LINCOLN LIFE approves the payment of the claim;

    2. the Enhancement Amount (if elected at the time of application) specified on your contract benefit data pages as applicable on the date of death, plus the sum of all PURCHASE PAYMENTS less the sum of all regular income payments, withdrawals (including any applicable charges), and premium taxes incurred, if any; or

    3. the highest Account Value or CONTRACT VALUE which the conract attains on any contract anniversary date (including the inception date) (determined before the allocation of any PURCHASE PAYMENTS on that contract anniversary) prior to the 81(st) birthday of the deceased. The highest Account Value or CONTRACT VALUE is increased by PURCHASE PAYMENTS and is decreased by regular income payments, withdrawals (including any applicable charges), and any premium taxes incurred subsequent to the anniversary date on which the highest Account Value or CONTRACT VALUE is obtained.

Only the highest Account Value achieved on an anniversary following the election of I-4LIFE(SM) Advantage will be considered if you did not elect (or you discontinued) the Annual Step-Up, EEB, or 5% Step-Up (with or without the EEB) DEATH BENEFIT as the DEATH BENEFIT before I-4LIFE(SM) Advantage. If you elected one of these DEATH BENEFIT options after the effective date of the contract, only the highest Account Value or CONTRACT VALUE after that DEATH BENEFIT election will be used.

The charge under this death benefit is equal to an annual rate of 1.85% of the net asset value of the Account Value in the VAA. For contracts with the bonus option, an additional .20% charge applies. This death benefit may not be available in all states.

During the Access Period, contracts with the I-4LifeSM Advantage Annual Step-Up death benefit may elect to change to the I-4LIFE(SM) Advantage Return of Premium death benefit. We will effect the change in death benefit on the VALUATION DATE we receive a completed election form at our home office, and we will begin deducting the lower mortality and expense risk and administrative charge at that time. Once the change is effective, you may not elect to return to the I-4LIFE(SM) Advantage Annual Step-Up death benefit.

For both death benefit options, following the Access Period, the death benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no death benefit.

AVAILABILITY. The introduction of I-4LIFE(SM) Advantage will vary depending on your state. In states where I-4LIFE I-4LIFE(SM) Advantage is not yet available, an earlier version (called the INCOME4LIFE-REGISTERED TRADEMARK- Solution) is available. Under the INCOME4LIFE-REGISTERED TRADEMARK- Solution, the death benefit is equal to the Account Value as of the day on which LINCOLN LIFE approves the payment of the claim (as opposed to the Return of Premium death benefit and Annual Step-Up death benefit offered under I-4LIFE(SM) Advantage). The charge under the INCOME4LIFE-REGISTERED TRADEMARK- Solution is equal to an annual rate of 1.65% of the net asset value of the Account Value in the VAA (as opposed to an annual rate of 1.75% or 1.85% under I-4LIFE(SM) Advantage). For contracts with the bonus option, an additional .20% charge applies. The INCOME4LIFE-REGISTERED TRADEMARK- Solution provides higher regular income payments and lower Account Value than are realized under I-4LIFE(SM) Advantage. For a limited time, contracts in force prior to the availability of I-4LIFE(SM) Advantage in a particular state may elect the INCOME4LIFE-REGISTERED TRADEMARK-Solution. Contracts issued after I-4LIFE(SM) Advantage is available in your state may only elect I-4LIFE(SM) Advantage.

TERMINATION. You may not terminate I-4LIFE(SM) Advantage once you have elected it.

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FIXED SIDE OF THE CONTRACT

PURCHASE PAYMENTS allocated to the fixed side of the contract become part of LINCOLN LIFE'S general account, and DO NOT participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, LINCOLN LIFE has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. LINCOLN LIFE has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an interest rate of not less than 3.0% per year on amounts held in a fixed account. Any amount withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to an interest adjustment (see Interest adjustment below). The interest adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 3% interest had been credited to the fixed subaccount.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

GUARANTEED PERIODS

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

The owner may allocate PURCHASE PAYMENTS to one or more fixed subaccounts with guaranteed periods of 1, 3 and 5 years. LINCOLN LIFE may add guaranteed periods or discontinue accepting money into one or more guaranteed periods at any time. The minimum amount of any PURCHASE PAYMENT that can be allocated to a fixed subaccount is $2,000. Each PURCHASE PAYMENT allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaranteed period PURCHASE PAYMENT will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.

LINCOLN LIFE will notify the CONTRACTOWNER in writing at least 60 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless LINCOLN LIFE receives, prior to the end of a guaranteed period, a written election by the CONTRACTOWNER. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable SUBACCOUNT from among those being offered by LINCOLN LIFE. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per CONTRACT YEAR or the additional fixed account transfer restrictions.

INTEREST ADJUSTMENT

Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, portfolio rebalancing or regular income under I-4LIFE(SM) Advantage transfers) will be subject to an interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to an interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. In general, the interest

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adjustment reflects the relationship between the yield rate in effect at the time a PURCHASE PAYMENT is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the PURCHASE PAYMENT'S surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the PURCHASE PAYMENT was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the PURCHASE PAYMENT, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.

The interest adjustment is calculated by multiplying the transaction amount by:

  (1+A)TO THE POWER OF n
-------------------------- -1
 (1+B+K)TO THE POWER OF n

where:

A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to LINCOLN LIFE associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no interest adjustment.

N = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the interest adjustment.

FEDERAL TAX MATTERS

INTRODUCTION

The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion DOES NOT include all the Federal income tax rules that may affect you and your contract. This discussion also DOES NOT address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

NONQUALIFIED ANNUITIES

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. Wemay not offer nonqualified annuities for all of our annuity products.

TAX DEFERRAL ON EARNINGS

The Federal income tax law generally does not tax any increase in your ACCOUNT VALUE until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

    - An individual must own the contract (or the tax law must treat the contract as owned by an individual).

    - The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

    - Your right to choose particular investments for a contractmust be limited.

    - The ANNUITY COMMENCEMENT DATE must not occur near the end of the ANNUITANT'S life expectancy.

CONTRACTS NOT OWNED BY AN INDIVIDUAL

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This

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means that the entity owning the contract pays tax currently on the excess of the ACCOUNT VALUE over the PURCHASE PAYMENTS for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, BONUS CREDITS and PERSISTENCY CREDITS are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

INVESTMENTS IN THE VAA MUST BE DIVERSIFIED

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the ACCOUNT VALUE over the contract PURCHASE PAYMENTS. Although we do not control the investments of the underlying investment options, we expect that the underlying investment optionswill comply with the IRS regulations so that the VAA will be considered "adequately diversified."

RESTRICTIONS

Federal income tax law limits your right to choose particular investments for the contract. Because the I.R.S. has not issued guidance specifying those limits, the limits are uncertain and your right to allocate ACCOUNT VALUE among the SUBACCOUNTS may exceed those limits. If so, youwould be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, BONUS CREDITS, PERSISTENCY CREDITS and gains from those assets. We do not know what limits may be set by the I.R.S. in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

LOSS OF INTEREST DEDUCTION

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

AGE AT WHICH ANNUITY PAYOUTS BEGIN

Federal income tax rules do not expressly identify a particular age by which ANNUITY PAYOUTS must begin. However, those rules do require that an annuity contract provide for amortization, through ANNUITY PAYOUTS, of the contract's PURCHASE PAYMENTS, BONUS CREDITS, PERSISTENCY CREDITS and earnings. If ANNUITY PAYOUTS under the contract begin or are scheduled to begin on a date past the ANNUITANT'S 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the ACCOUNT VALUE over the PURCHASE PAYMENTS of the contract.

TAX TREATMENT OF PAYMENTS

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your ACCOUNT VALUE until there is a distribution from your contract.

TAXATION OF WITHDRAWALS AND SURRENDERS

You will pay tax on withdrawals to the extent your ACCOUNT VALUE exceeds your PURCHASE PAYMENTS in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your PURCHASE PAYMENTS. In certain circumstances, your PURCHASE PAYMENTS are reduced by amounts received from your contract that were not included in income.

TAXATION OF ANNUITY PAYOUTS

The tax code imposes tax on a portion of each ANNUITY PAYOUT (at ordinary income tax rates) and treats a portion as a nontaxable return of your PURCHASE PAYMENTS in the contract. We will notify you annually of the taxable amount of your ANNUITY PAYOUTS. Once you have recovered the total amount of the PURCHASE PAYMENTS in the contract, you will pay tax on the full amount of your ANNUITY PAYOUTS. If ANNUITY PAYOUTS end because of the ANNUITANT'S death and before the total amount in the contract have been distributed, the amount not received will generally be deductible. If you choose the levelized payout option under the I-4LIFE(SM) Advantage, the tax law may treat you as being in receipt of additional amounts of income and tax the additional amounts.

TAXATION OF DEATH BENEFITS

We may distribute amounts from your contract because of the death of a CONTRACTOWNER or an ANNUITANT. The tax treatment of these amounts depends on whether you or the ANNUITANT dies before or after the ANNUITY COMMENCEMENT DATE.

- Death prior to the ANNUITY COMMENCEMENT DATE --

    - If the beneficiary receives DEATH BENEFITS under an ANNUITY PAYOUT option, they are taxed in the same manner as ANNUITY PAYOUTS.

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    - If the beneficiary does not receive DEATH BENEFITS under an ANNUITY PAYOUT option, they are taxed in the same manner as a withdrawal.

- Death after the ANNUITY COMMENCEMENT DATE --

    - If death benefits are received in accordance with the existing ANNUITY PAYOUT option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All ANNUITY PAYOUTS in excess of the purchase payments not previously received are includable in income.

    - If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of PURCHASE PAYMENTS not previously received.

PENALTY TAXES PAYABLE ON WITHDRAWALS, SURRENDERS, OR ANNUITY PAYOUTS

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or ANNUITY PAYOUTS that:

- you receive on or after you reach age 59 1/2,

- you receive because you became disabled (as defined in the tax law),

- a BENEFICIARY receives on or after your death, or

- you receive as a series of substantially equal periodic payments for your life (or life expectancy).

SPECIAL RULES IF YOU OWN MORE THAN ONE ANNUITY CONTRACT

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an ANNUITY PAYOUT, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax codetreats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an ANNUITY PAYOUT that you must include in income and the amount that might be subject to the penalty tax described previously.

LOANS AND ASSIGNMENTS

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) any portion of your ACCOUNT VALUE, as a withdrawal of such amount or portion.

GIFTING A CONTRACT

If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your ACCOUNT'S VALUE, you will pay tax on your ACCOUNT VALUE to the extent it exceeds your PURCHASE PAYMENTS not previously received. The new owner's PURCHASE PAYMENTS in the contract would then be increased to reflect the amount included in income.

CHARGES FOR A CONTRACT'S DEATH BENEFIT

Your contract automatically includes a basic DEATH BENEFIT. Certain enhancements to the basic DEATH BENEFIT may also be available to you. The cost of the basic DEATH BENEFIT and any enhancements to such DEATH BENEFIT are deducted from your contract. It is possible that the tax law may treat all or a portion of the DEATH BENEFIT charge as a contract withdrawal.

QUALIFIED RETIREMENT PLANS

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

TYPES OF QUALIFIED CONTRACTS AND TERMS OF CONTRACTS

Currently, we issue contracts in connection with the following types of qualified plans:

    - Individual Retirement Accounts and Annuities ("Traditional IRAs")

    - Roth IRAs

    - Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")

    - SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

- 403(b) plans (public school system and tax-exempt organization annuity plans)

- 401(a) plans (qualified corporate employee pension and profit-sharing plans)

- 403(a) plans (qualified annuity plans)

- H.R. 10 or Keogh Plans (self-employed individual plans)

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- 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

We may issue a contract for use with other types of qualified plans in the future. We may not offer certain types of qualified plans for all of our annuity products.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA has introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. It is important to note that while the contribution limits for federal tax purposes have increased, applicable state law may not permit increased contributions to your IRAs or other qualified plans. Applicable state law may also limit your ability to move your funds among your various qualified plans.

TAX TREATMENT OF QUALIFIED CONTRACTS

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

    - Federal tax rules limit the amount of PURCHASE PAYMENTS that can be made, and the tax deduction or exclusion that may be allowed for the PURCHASE PAYMENTS. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, E.G., the participant's compensation.

    - Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract minimum amounts by a certain age, typically age 70 1/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 70 1/2 or retirement.

    - Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section
      403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

TAX TREATMENT OF PAYMENTS

The Federal income tax rules generally include distributions from a qualified contract in the recipient's income as ordinary income. These taxable distributions will include PURCHASE PAYMENTS that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for PURCHASE PAYMENTS. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

REQUIRED MINIMUM DISTRIBUTIONS

Under most qualified plans, you must begin receiving payments from the contract minimum amounts by the later of age 70 1/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new proposed regulations concerning required minimum distributions. The proposed regulations may impact the distribution method you have chosen and the amount of your distributions. These rules may also change once finalized by the IRS. Please contact your tax adviser regarding any tax ramifications.

FEDERAL PENALTY TAXES PAYABLE ON DISTRIBUTIONS

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or ANNUITY PAYOUT:

    - received on or after the annuitant reaches age 59 1/2,

    - received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),

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    - received as a series of substantially equal periodic payments for the annuitant's life (or life expectancy), or

    - received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

TRANSFERS AND DIRECT ROLLOVERS

As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) nongovernmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

DEATH BENEFIT AND IRAS

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the DEATH BENEFIT from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the DEATH BENEFIT under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain DEATH BENEFIT options may not be available for all of our products.

FEDERAL INCOME TAX WITHHOLDING

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or ANNUITY PAYOUT is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.

TAX STATUS OF LINCOLN LIFE

Under existing Federal income tax laws, LINCOLN LIFE does not pay tax on investment income and realized capital gains of the VAA. LINCOLN LIFE does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

CHANGES IN THE LAW

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

VOTING RIGHTS

As required by law, we will vote the TRUST shares held in the VAA at meetings of the shareholders of the TRUST. The voting will be done according to the instructions of CONTRACTOWNERS who have interests in any SUBACCOUNTS which invest in classes of the TRUST. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the TRUST shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a SUBACCOUNT to the total number of votes attributable to the SUBACCOUNT. In determining the number of votes, fractional shares will be recognized.

TRUST shares of a class held in a SUBACCOUNT for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that SUBACCOUNT. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a SUBACCOUNT will receive proxy voting material, reports and other materials relating to the TRUST. Since the TRUST engage in shared funding, other persons or entities besides LINCOLN LIFE may

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vote TRUST shares. See Investments of the variable annuity account -- Fund shares.

DISTRIBUTION OF THE CONTRACTS

LINCOLN LIFE is the distributor and principal underwriter of the contracts. Under an agreement with LINCOLN LIFE, SEI Investment Distribution Co. (SEI) will assist LINCOLN LIFE in forming the selling group. SEI will also perform certain functions in support of the selling group. The contracts will be sold by properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with LINCOLN LIFE and have been licensed by state insurance departments to represent us. LINCOLN LIFE will offer the contracts in all states it is licensed to do business.

RETURN PRIVILEGE

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the home office at P.O. Box 7878, 1300 South Clinton Street, Fort Wayne, Indiana, 46801. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the ACCOUNT VALUE as of the VALUATION DATE on which we receive the cancellation request, plus any premium taxes plus mortality and expense risk charges and administrative charges proportionately attributable to any BONUS CREDITS and SEI rewards program credits, less any BONUS CREDITS and SEI rewards program credits paid into the contract by us. In addition, if the CONTRACT VALUE on the date of cancellation is less than the sum of PURCHASE PAYMENTS minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to any BONUS CREDITS and SEI rewards program credits. No surrender charges or interest adjustment will apply. A PURCHASER WHO PARTICIPATES IN THE VAA IS SUBJECT TO THE RISK OF A MARKET LOSS DURING THE FREE-LOOK PERIOD.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the PURCHASE PAYMENT(S).

STATE REGULATION

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.

RECORDS AND REPORTS

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the home office, at least semiannually after the first CONTRACT YEAR, reports containing information required by that Act or any other applicable law or regulation.

OTHER INFORMATION

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, LINCOLN LIFE and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.


During 2001, LINCOLN LIFE sold its reinsurance operation to Swiss Re. See note 9 of the statutory-basis financial statements of LINCOLN LIFE for additional information regarding the sale.


LEGAL PROCEEDINGS

LINCOLN LIFE is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.

LINCOLN LIFE has settled its potential liability from the sale of interest sensitive universal and participating

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whole life insurance policies alleged in class action lawsuits against it. The settlement became final in 2001.

After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under the suits and settlement described above will not have a material adverse effect on the financial position of LINCOLN LIFE.

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STATEMENT OF ADDITIONAL
INFORMATION TABLE OF
CONTENTS FOR SEI SELECT VARIABLE ANNUITY
LINCOLN LIFE VARIABLE ANNUITY ACCOUNT T

ITEM
--------------------------------------------------
General information and history of Lincoln Life                              B-2

Special terms                                                                B-2

Services                                                                     B-2

Principal underwriter                                                        B-2

Purchase of securities being offered                                         B-2

For a free copy of the SAI please see page one of this booklet.
ITEM
--------------------------------------------------
Calculation of investment results                                            B-2

Interest adjustment                                                          B-7

Annuity payouts                                                              B-9

Advertising and sales literature                                            B-10

Additional services                                                         B-12

Other information                                                           B-13

Financial statements                                                        B-13

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